As filed with the Securities and Exchange Commission April 27, 2017

File Nos. 002-78047 and 811-03489

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 55

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 56

____________________________________________________________________________________________

THE WRIGHT MANAGED EQUITY TRUST
177 West Putnam Avenue
Greenwich, Connecticut 06830-5203

207-347-2000

Gino Malaspina
Atlantic Fund Services
Three Canal Plaza, Suite 600
Portland, Maine 04101

____________________________________________________________________________________________

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]	on May 1, 2017 pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on ______ pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on ______ pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

PROSPECTUS

MAY 1, 2017

THE WRIGHT MANAGED EQUITY TRUST

•Wright Selected Blue Chip Equities Fund (WSBEX)

•Wright Major Blue Chip Equities Fund (WQCEX)

•Wright International Blue Chip Equities Fund (WIBCX)

THE WRIGHT MANAGED INCOME TRUST

•Wright Current Income Fund (WCIFX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Wright Selected Blue Chip Equities Fund Summary
Investment Objective

The Wright Selected Blue Chip Equities Fund ("WSBC" or "fund") seeks to provide long-term total return consisting of price appreciation and current income. "Long-term" is defined by the investment adviser as total return occurring over the course of a complete market cycle.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.42%
Fee Waiver	(0.02)%
Net Annual Fund Operating Expenses After Fee Waiver(1)	1.40%

(1) Under a written agreement in effect through April 30, 2018, the fund's investment adviser, Wright Investors' Service, Inc. ("Wright" or "Adviser") and the fund's distributor, Wright Investors' Service Distributors, Inc. ("Distributor") waive a portion of their advisory fee and/or distribution fees and assume operating expenses of the fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund's business) to the extent necessary to limit the net operating expense ratio to 1.40%. Net Annual Fund Operating Expenses After Fee Waiver may exceed the 1.40% limitation if exclusions from the fee waiver apply. This written agreement may be changed or eliminated before April 30, 2018 only with the consent of the fund's board of trustees (the "Board of Trustees" or "Trustees").

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$447	$774	$1,700

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common and preferred stock issued by well-established domestic companies, American Depository Receipts ("ADRs") and securities convertible into common and preferred stock issued by well-established domestic companies. "Well-established companies", as defined by the investment adviser, have an operating history of six years or longer. The portfolio investments are selected primarily from companies on the Adviser's "investment

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grade" list of approved companies. The fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the fund's investment, however the fund may hold investments in companies of any market capitalization consistent with its investment objective. The Adviser seeks to outperform the Standard & Poor's Mid-Cap 400 Index ("S&P Mid-Cap 400") by selecting stocks using fundamental company analysis, valuation and earnings trends. The portfolio is then diversified across industries and sectors. The Adviser believes that the resulting diversified portfolio has better overall fundamental characteristics than the benchmark, i.e., earnings growth, financial strength and profitability.

In order to respond to adverse market, economic, political or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment strategies. As a result, the Fund may not achieve its investment objective during such periods.

Principal Risks

•General Investing Risk: Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the fund. The fund is not a complete investment program and you may lose money by investing in the fund. All investments carry risk and there is no guarantee that the fund will be able to achieve its investment objective.

•Market Risk: When the price of stocks fall, the value of the fund's investments will fall.

•Management Risk: The fund is actively managed and its performance, therefore, will reflect the Adviser's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

•Small-Capitalization and Mid-Capitalization Company Risk: Securities of smaller companies may be more volatile than securities issued by companies with large market capitalizations, and the price of smaller companies may decline more in response to selling pressure.

•Equity Risk: The fund's equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

•Convertible Securities Risk: Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities.

•ADR Risk: ADR risks reflect risks associated with the underlying securities, which may include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

•Value Investment Risk: The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value in response to the activities and financial prospects of an individual company.

•Growth Investment Risk: The stock of growth companies are more sensitive to company earnings and may be more volatile than the market in general.

•Cyber Security Risk: This risk includes financial loss to the fund and/or its shareholders, business disruption or damage to the reputation of the fund from some sort of failure of information technology systems used by the fund or its service providers or companies in which the fund invests. These failures can occur as a result of cyber-attacks such as unauthorized access to digital systems or from outside attacks.

• Liquidity Risk: The Securities and Exchange Commission ("SEC") recently adopted a rule mandating certain liquidity risk management practices for open-end funds, including the fund, by 2018. The precise impact the rule will have on the fund has not yet been determined, but any related changes may negatively affect the fund's expenses, yield and return potential.

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Performance

The following chart and table illustrate the variability of the fund's returns as of December 31, 2016. The chart and table provide some indication of the risks of investing in the fund by showing the changes in the performance from year to year and how the fund's average annual returns for one, five and ten years compare to the S&P Mid-Cap 400. Updated performance is available on a quarterly basis at www.wrightinvestorsservice.com or by calling 1-800-555-0644 (toll free). As with all mutual funds, past performance (before and after taxes) does not guarantee future results.

During the period shown, the highest return for a quarter was 21.41% (3rd quarter 2009) and the lowest return was -24.81% (4th quarter 2008).

The fund's annual return shown on the bar chart does not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of December 31, 2016	1 Year	5 Years	10 Years
WSBC
- Return before taxes	5.98%	13.12%	7.77%
- Return after taxes on distributions	5.34%	10.68%	6.13%
- Return after taxes on distributions and sales of fund shares	3.85%	10.31%	6.18%
S&P Mid-Cap 400 (reflects no deductions for fees, expenses or taxes)	20.74%	15.33%	9.15%

Management

Investment Adviser. Wright Investors' Service, Inc. is the investment adviser for the Wright Selected Blue Chip Equities Fund.

Portfolio Manager. As portfolio manager, Amit S. Khandwala is primarily responsible for the day-to-day management of the Wright Selected Blue Chip Equities Fund. Mr. Khandwala has been portfolio manager since August 2008.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through your financial intermediary or by mail (Wright Managed Investment Funds, Atlantic Fund Services, Wright Selected Blue Chip Equities Fund, P.O. Box 588, Portland, ME 04112). Shares also may be purchased by wire (please contact the transfer agent at 1-800-555-0644 for wire instructions) or through an automatic investment program. Shares may also be redeemed by telephone (1-800-555-0644). The minimum initial investment in the fund is $1,000. There are no minimums for subsequent investments. The minimums may be waived for investments by bank trust departments, 401(k) tax-sheltered retirement plans and automatic investment programs.

Tax Information

You may receive distributions from the fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Wright Major Blue Chip Equities Fund Summary
Investment Objective

The Wright Major Blue Chip Equities Fund ("WMBC" or "fund") seeks total return, consisting of price appreciation plus income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.35%
Total Annual Fund Operating Expenses	2.20%
Fee Waiver	(0.80)%
Net Annual Fund Operating Expenses After Fee Waiver(1)	1.40%

(1) Under a written agreement in effect through April 30, 2018, the fund's investment adviser, Wright Investors' Service, Inc. ("Wright" or "Adviser") and the fund's distributor, Wright Investors' Service Distributors, Inc. ("Distributor") waive a portion of their advisory fee and/or distribution fees and assume operating expenses of the fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund's business) to the extent necessary to limit the net operating expense ratio to 1.40%. Net Annual Fund Operating Expenses After Fee Waiver may exceed the 1.40% limitation if exclusions from the fee waiver apply. This written agreement may be changed or eliminated before April 30, 2018 only with the consent of the fund's board of trustees (the "Board of Trustees" or "Trustees").

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$611	$1,107	$2,471

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common and preferred stock issued by "major" companies, which the Adviser defines as well-established companies with market values of $5 billion or more at the time of the fund's investment, American Depository Receipts ("ADRs") and securities convertible into common and preferred stock issued by "major" companies. "Well-established companies", as defined by the investment adviser, have an operating history of six years or longer. The fund may also hold investments in companies of any market capitalization consistent with its

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investment objective. The portfolio investments are chosen primarily from companies on the Adviser's "investment grade" list of approved companies. The Adviser seeks to outperform the Standard & Poor's 500 Index ("S&P 500") by selecting stocks using fundamental company analysis, valuation and earnings trends. The portfolio is then diversified across industries and sectors. The Adviser believes that the resulting diversified portfolio has better overall fundamental characteristics than the benchmark, i.e., earnings growth, financial strength and profitability.

In order to respond to adverse market, economic, political or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment strategies. As a result, the Fund may not achieve its investment objective during such periods.

Principal Risks

•General Investing Risk: Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the fund. The fund is not a complete investment program and you may lose money by investing in the fund. All investments carry risk and there is no guarantee that the fund will be able to achieve its investment objective.

•Market Risk: When the price of stocks fall, the value of the fund's investments will fall.

•Management Risk: The fund is actively managed and its performance, therefore, will reflect the Adviser's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

•Large-Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments.

•Equity Risk: The fund's equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

•Convertible Securities Risk: Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities.

•ADR Risk: ADR risks reflect risks associated with the underlying securities, which may include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

•Value Investment Risk: The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value in response to the activities and financial prospects of an individual company.

•High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a short-term basis, investments in derivative instruments and debt securities with a maturity of one year or less at the time of acquisition, are expected to result in high portfolio turnover. High portfolio turnover rates may cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders of the Fund.

•Cyber Security Risk: This risk includes financial loss to the fund and/or its shareholders, business disruption or damage to the reputation of the fund from some sort of failure of information technology systems used by the fund or its service providers or companies in which the fund invests. These failures can occur as a result of cyber-attacks such as unauthorized access to digital systems or from outside attacks.

• Liquidity Risk: The Securities and Exchange Commission ("SEC") recently adopted a rule mandating certain liquidity risk management practices for open-end funds, including the fund, by 2018. The precise impact the rule will have on the fund has not yet been determined, but any related changes may negatively affect the fund's expenses, yield and return potential.

7

Performance

The following chart and table illustrate the variability of the fund's returns as of December 31, 2016. The chart and table provide some indication of the risks of investing in the fund by showing the changes in the performance from year to year and how the fund's average annual returns for one, five and ten years compare to the S&P 500. Updated performance is available on a quarterly basis at www.wrightinvestorsservice.com or by calling 1-800-555-0644 (toll free). As with all mutual funds, past performance (before and after taxes) does not guarantee future results.

During the period shown, the highest return for a quarter was 13.83% (2nd quarter 2009) and the lowest return was -19.46% (4th quarter 2008).

The fund's annual return shown on the bar chart does not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of December 31, 2016	1 Year	5 Years	10 Years
WMBC
- Return before taxes	9.43%	11.07%	4.53%
- Return after taxes on distributions	7.25%	10.48%	4.19%
- Return after taxes on distributions and sales of fund shares	6.93%	8.77%	3.58%
S&P 500 (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%

Management

Investment Adviser. Wright Investors' Service, Inc. is the investment adviser for the Wright Major Blue Chip Equities Fund.

Portfolio Manager. As portfolio manager, Amit S. Khandwala is primarily responsible for the day-to-day management of the Wright Major Blue Chip Equities Fund. Mr. Khandwala has been manager of the fund's portfolio since June 2009.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through your financial intermediary or by mail (Wright Managed Investment Funds, Atlantic Fund Services, Wright Major Blue Chip Equities Fund, P.O. Box 588, Portland, ME 04112). Shares also may be purchased by wire (please contact the transfer agent at 1-800-555-0644 for wire instructions) or through an automatic investment program. Shares may also be redeemed by telephone (1-800-555-0644). The minimum initial investment in the fund is $1,000. There are no minimums for subsequent investments. The minimums may be waived for investments by bank trust departments, 401(k) tax-sheltered retirement plans and automatic investment programs.

Tax Information

You may receive distributions from the fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

9

Wright International Blue Chip Equities Fund Summary
Investment Objective

The Wright International Blue Chip Equities Fund ("WIBC" or "fund") seeks total return consisting of price appreciation plus income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees* (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed, if applicable)	2.00%
*A redemption fee applies if you redeem your shares within three months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.18%
Total Annual Fund Operating Expenses	2.23%
Fee Waiver	(0.38)%
Net Annual Fund Operating Expenses After Fee Waiver(1)	1.85%

(1) Under a written agreement in effect through April 30, 2018, the fund's investment adviser, Wright Investors' Service, Inc. ("Wright" or "Adviser") and the fund's distributor, Wright Investors' Service Distributors, Inc. ("Distributor") waive a portion of their advisory fee and/or distribution fees and assume operating expenses of the fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund's business) to the extent necessary to limit the net operating expense ratio to 1.85%. Net Annual Fund Operating Expenses After Fee Waiver may exceed the 1.85% limitation if exclusions from the fee waiver apply. This written agreement may be changed or eliminated before April 30, 2018 only with the consent of the fund's board of trustees (the "Board of Trustees" or "Trustees").

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$188	$661	$1,160	$2,535

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.

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Principal Investment Strategies

The fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common stock, preferred stock, American Depository Receipts ("ADRs") and securities convertible into common and preferred stock issued by well-established non-U.S. companies of any size located worldwide. "Well-established companies", as defined by the investment adviser, have an operating history of six years or longer. "Non-U.S. companies" as determined by the investment adviser are companies that are incorporated or principally domiciled outside of the U.S.. The portfolio investments are chosen primarily from companies on the Adviser's "investment grade" list of approved companies. Securities of these companies may be traded on the securities market of their own country, on other foreign exchanges or in the U.S. through ADRs. ADRs represent interest in the underlying security. ADRs purchased by the fund are typically sponsored by the issuer of the underlying security, however the fund may invest in unsponsored ADRs consistent with its investment objective. The Adviser seeks to outperform the MSCI World ex U.S. Index by selecting stocks using fundamental company analysis, valuation and earnings trends. The portfolio is then diversified across industries and sectors. The Adviser believes that the resulting diversified portfolio has better overall fundamental characteristics than the benchmark, i.e., earnings growth, financial strength and profitability.

In order to respond to adverse market, economic, political or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment strategies. As a result, the Fund may not achieve its investment objective during such periods.

Principal Risks

•General Investing Risk: Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the fund. The fund is not a complete investment program and you may lose money by investing in the fund. All investments carry risk and there is no guarantee that the fund will be able to achieve its investment objective.

•Market Risk: When the price of stocks fall, the value of the fund's investments will fall.

•Management Risk: The fund is actively managed and its performance, therefore, will reflect the Adviser's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

•Foreign Securities Risk: Foreign securities are subject to additional risks including currency risk (changes in foreign currency rates reducing the value of the fund's assets), seizure, expropriation or nationalization of a company's assets, less publicly available information, and the impact of political, social or diplomatic events.

•Large-Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments.

•Small-Capitalization and Mid-Capitalization Company Risk: Securities of smaller companies may be more volatile than securities issued by companies with large market capitalizations, and the price of smaller companies may decline more in response to selling pressure.

•Equity Risk: The fund's equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

•Convertible Securities Risk: Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities.

•ADR Risk: ADR risks reflect risks associated with the underlying securities, which may include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

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•Value Investment Risk: The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value in response to the activities and financial prospects of an individual company.

•Cyber Security Risk: This risk includes financial loss to the fund and/or its shareholders, business disruption or damage to the reputation of the fund from some sort of failure of information technology systems used by the fund or its service providers or companies in which the fund invests. These failures can occur as a result of cyber-attacks such as unauthorized access to digital systems or from outside attacks.

• Liquidity Risk: The Securities and Exchange Commission ("SEC") recently adopted a rule mandating certain liquidity risk management practices for open-end funds, including the fund, by 2018. The precise impact the rule will have on the fund has not yet been determined, but any related changes may negatively affect the fund's expenses, yield and return potential.

Performance

The following chart and table illustrate the variability of the fund's returns as of December 31, 2016. The chart and table provide some indication of the risks of investing in the fund by showing the changes in the performance from year to year and how the fund's average annual returns for one, five and ten years compare to the MSCI World ex U.S. Index. Updated performance is available on a quarterly basis at www.wrightinvestorsservice.com or by calling 1-800-555-0644 (toll free). As with all mutual funds, past performance (before and after taxes) does not guarantee future results.

During the period shown, the highest return for a quarter was 28.54% (2nd quarter 2009) and the lowest return was -24.32% (4th quarter 2008).

The fund's annual return shown on the bar chart does not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Average Annual Total Returns as of December 31, 2016	1 Year	5 Years	10 Years
WIBC
- Return before taxes	-0.94%	4.39%	-1.79%
- Return after taxes on distributions	-0.81%	4.27%	-2.15%
- Return after taxes on distributions and sales of fund shares	0.30%	3.82%	-1.02%
MSCI World ex U.S. Index (reflects no deductions for fees, expenses or taxes)	2.75%	6.07%	0.86%

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Investment Adviser. Wright Investors' Service, Inc. is the investment adviser for the Wright International Blue Chip Equities Fund.

Portfolio Manager. As portfolio manager, Amit S. Khandwala is primarily responsible for the day-to-day management of the Wright International Blue Chip Equities Fund. Mr. Khandwala has been portfolio manager for the Wright International Blue Chip Equities Fund since December 1996.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through your financial intermediary or by mail (Wright Managed Investment Funds, Atlantic Fund Services, Wright International Blue Chip Equities Fund, P.O. Box 588, Portland, ME 04112). Shares also may be purchased by wire (please contact the transfer agent at 1-800-555-0644 for wire instructions) or through an automatic investment program. Shares may also be redeemed by telephone (1-800-555-0644). The minimum initial investment in the fund is $1,000. There are no minimums for subsequent investments. The minimums may be waived for investments by bank trust departments, 401(k) tax-sheltered retirement plans and automatic investment programs.

If you redeem shares of Wright International Blue Chip Equities Fund within three months after purchase, you will pay a redemption fee of 2.00%. These redemption fees may be waived on shares purchased for Wright's investment advisory clients and 401(k) or similar plans. All redemptions are taxable for shareholders that are subject to tax.

Tax Information

You may receive distributions from the fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Wright Current Income Fund Summary
Investment Objective

The Wright Current Income Fund ("WCIF" or "fund") seeks a high level of current income consistent with moderate fluctuations of principal. "High level" is determined by the investment adviser and measured relative to other fixed income instruments that may seek relative stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.14%
Fee Waiver	(0.14)%
Net Annual Fund Operating Expenses After Fee Waiver(1)	1.00%

(1) Under a written agreement in effect through April 30, 2018, the fund's investment adviser, Wright Investors' Service, Inc. ("Wright" or "Adviser") and the fund's distributor, Wright Investors' Service Distributors, Inc. ("Distributor") waive a portion of their advisory fee and/or distribution fees and assume operating expenses of the fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund's business) to the extent necessary to limit the net operating expense ratio to 1.00%. Net Annual Fund Operating Expenses After Fee Waiver may exceed the 1.00% limitation if exclusions from the fee waiver apply. This written agreement may be changed or eliminated before April 30, 2018 only with the consent of the fund's board of trustees (the "Board of Trustees" or "Trustees").

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$348	$614	$1,374

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The fund invests at least 80% of its net assets plus borrowings for investment purposes in debt obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, mortgage-related securities of governmental or corporate issuers and corporate debt securities. The U.S. Government securities in which the fund may invest are bills, notes, and bonds issued by the U.S. Treasury which are direct obligations of the U.S. Government; securities of the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or the

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Export-Import Bank of the United States, which are obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury; obligations secured by the right to borrow from the U.S. Treasury; and securities of the Federal Home Loan Bank, the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("Freddie Mac") which are obligations backed only by the credit of the government agency itself. In addition, the fund's investments may include mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government, its agencies, instrumentalities or its sponsored corporations; and privately-issued mortgage-backed and asset-backed securities of any maturity or type (rated at the time of investment BBB- or better by Standard & Poor's Ratings Services ("S&P") and Fitch, Inc. ("Fitch") or Baa3 or better by Moody's Investor Services, Inc. ("Moody's") or of comparable quality as determined by the Adviser if unrated at the time of investment).

The fund may invest in commercial paper, certificates of deposit, bankers acceptances rated A-1 by S&P and Fitch or P-1 by Moody's. The fund may also invest in corporate obligations with maturities longer than one year rated BBB- or better by S&P or Fitch or Baa3 or better by Moody's or of comparable quality as determined by the Adviser if unrated at the time of investment. Should a security in which the fund invests decline in credit quality, the security may be sold. The fund reinvests all principal payments. There are no limits on the minimum or maximum weighted average maturity of the fund's portfolio or an individual security. As of December 31, 2016, the fund's average maturity was 5.2 years and its duration was 3.9 years. Duration measures how quickly the principal and interest of a bond is expected to be paid. It is also used to predict how much a bond's value will rise and fall in response to small changes in interest rates. Generally, the shorter a fund's duration, the less its securities will decline in value when there is an increase in interest rates. The fund seeks to outperform the Bloomberg Barclays GNMA Backed Bond Index. Securities held in the fund may have variable rates or may have fixed rates for a specified period before becoming variable at a predetermined positive or negative increment versus a widely available index or benchmark such as the 3-month London Interbank Offer Rate or 3-month U.S. Treasury Bills.

In order to respond to adverse market, economic, political or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment strategies. As a result, the Fund may not achieve its investment objective during such periods.

Principal Risks

•General Investing Risk: Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the fund. The fund is not a complete investment program and you may lose money by investing in the fund. All investments carry risk and there is no guarantee that the fund will be able to achieve its investment objective.

•Management Risk: The fund is actively managed and its performance, therefore, will reflect the Adviser's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

•Government Securities Risk: The fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

•Mortgage-Related and Other Asset-Backed Securities Risk: The fund may invest in a variety of mortgage-related and other asset-backed securities which are subject to interest rate risk, credit risk, extension risk and prepayment risk.

•Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the fund. Debt securities (excluding inflation-indexed securities) are more likely than most types of equity securities to experience long-term erosion in purchasing power, and such erosion may exceed any return received by the fund with respect to that security.

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•Interest Rate Risk: Bond prices fall when interest rates rise and vice versa. The longer the duration of a bond, the greater sensitivity the bond has to changes in interest rates and greater the potential change in price. Also, the fund's yield may decline during times of falling interest rates. Inflationary and deflationary pressures may impact interest rates.

•Credit or Default Risk: An issuer's credit rating may be downgraded or the issuer may be unable to pay principal and interest obligations.

•Prepayment Risk: When interest rates decline, the issuer of a higher yielding security may prepay the principal. This forces the fund to reinvest in lower yielding securities. This risk is especially applicable to mortgage-backed securities, the principal on which may be prepaid at any time. Corporate bonds may have a "call" feature which gives the issuer the right to redeem outstanding bonds before their scheduled maturity.

•Extension Risk: If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline and increase such securities' sensitivity to changes in interest rates.

•Cyber Security Risk: This risk includes financial loss to the fund and/or its shareholders, business disruption or damage to the reputation of the fund from some sort of failure of information technology systems used by the fund or its service providers or companies in which the fund invests. These failures can occur as a result of cyber-attacks such as unauthorized access to digital systems or from outside attacks.

• Liquidity Risk: The Securities and Exchange Commission ("SEC") recently adopted a rule mandating certain liquidity risk management practices for open-end funds, including the fund, by 2018. The precise impact the rule will have on the fund has not yet been determined, but any related changes may negatively affect the fund's expenses, yield and return potential.

Performance

The following chart and table illustrate the variability of the fund's returns as of December 31, 2016. The chart and table provide some indication of the risks of investing in the fund by showing the changes in the performance from year to year and how the fund's average annual returns for one, five and ten years compare to the Bloomberg Barclays GNMA Backed Bond Index. Updated performance is available on a quarterly basis at www.wrightinvestorsservice.com or by calling 1-800-555-0644 (toll free). As with all mutual funds, past performance (before and after taxes) does not guarantee future results.

During the period shown, the highest return for a quarter was 3.12% (4th quarter 2008) and the lowest return was -2.56% (4th quarter 2016).

The fund's annual return shown on the bar chart does not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax

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situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of December 31, 2016	1 Year	5 Years	10 Years
WCIF
- Return before taxes	0.73%	1.52%	3.73%
- Return after taxes on distributions	-0.76%	-0.03%	2.11%
- Return after taxes on distributions and sales of fund shares	0.43%	0.49%	2.25%
Bloomberg Barclays GNMA Backed Bond Index (reflects no deductions for fees, expenses or taxes)	1.56%	1.81%	4.35%

Management

Investment Adviser. Wright Investors' Service, Inc. is the investment adviser for the Wright Current Income Fund.

Portfolio Manager. As portfolio manager, M. Anthony E. van Daalen, CFA is primarily responsible for the day-to-day management of the Wright Current Income Fund. Mr. van Daalen has been portfolio manager for the Wright Current Income Fund since June 2009.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through your financial intermediary or by mail (Wright Managed Investment Funds, Atlantic Fund Services, Wright Current Income Fund, P.O. Box 588, Portland, ME 04112). Shares also may be purchased by wire (please contact the transfer agent at 1-800-555-0644 for wire instructions) or through an automatic investment program. Shares may also be redeemed by telephone (1-800-555-0644). The minimum initial investment in the fund is $1,000. There are no minimums for subsequent investments. The minimums may be waived for investments by bank trust departments, 401(k) tax-sheltered retirement plans and automatic investment programs.

Tax Information

You may receive distributions from the fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Additional Information Regarding Principal Investment Strategies

This prospectus offers a variety of equity and fixed-income mutual funds designed to meet various individual investment objectives. You can use them singularly or in any combination to meet your objectives.

The investment process at Wright is directed and controlled by an investment committee of experienced analysts each with areas of expertise (the "Investment Committee"), described in greater detail on page 27.

Securities selected for investment in any of the funds are chosen mainly from a list of "investment grade" companies maintained by Wright.

More than 39,000 global companies (covering 85 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list.

The qualifications for inclusion as "investment grade" are companies that meet the Wright Quality Rating criteria. This rating reflects fundamental criteria for investment acceptance, financial strength, profitability & stability and growth.

In addition, securities which are not included in Wright's "investment grade" list, may also be selected from companies in a fund's specific benchmark (up to 20% of a Fund's net assets plus borrowings for investment purposes) in order to seek to achieve broad diversification.

Different quality criteria may apply for different funds. For example, the companies in the Wright Major Blue Chip Equities Fund would require a higher rating in terms of investment acceptance (i.e., the acceptability of a security by and its marketability among investors, and the adequacy of the floating supply of its common shares for the investment of substantial funds) than the companies in the Wright Selected Blue Chip Equities Fund.

An experienced portfolio manager responsible for the investments in each fund works with the investment analysts to consider the suitability of each selection in consideration of sector and industry weightings, the fund's objective and the benchmark.

The portfolio is then analyzed using third party software to determine the risk and deviation from the specific benchmark.

The goal is to construct portfolios that have risk characteristics similar to their benchmarks but include companies that Wright believes have better overall fundamental characteristics than their benchmarks, i.e., earnings growth, financial strength and profitability.

Wright Selected Blue Chip Equities Fund

Investment Objective. The Wright Selected Blue Chip Equities Fund seeks to provide long-term total return consisting of price appreciation and current income. "Long-term" is defined by the investment adviser as total return occurring over the course of a complete market cycle. The fund's investment objective may be changed by the Trustees upon notice without shareholder approval.

Principal Investment Strategies. The Wright Selected Blue Chip Equities Fund is characterized as a blend of growth and value. The Adviser seeks to outperform the S&P Mid-Cap 400 by selecting stocks using fundamental company analysis, valuation and earnings trends. Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common and preferred stock issued by well-established domestic companies, ADRs and securities convertible into common and preferred stock issued by well-established domestic companies. This is a fundamental policy that can only be changed with shareholder approval. Wright defines "well-established companies" as those having a history of six years or longer. The market capitalization of the companies is typically between $1-$10 billion at the time of the fund's investment, however the fund may hold investments in companies of any market capitalization consistent with its investment objective. The fund invests only in those companies whose current operations reflect defined, quantified characteristics which have been identified by Wright as being likely to provide comparatively superior total investment return. The process selects companies from the list of investment-grade companies or the

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companies that comprise the fund's benchmark index (S&P Mid-Cap 400) on the basis of Wright's evaluation of their recent valuation and price and earnings momentum. These selections are further reviewed to determine those that have the best value in terms of current price and current, as well as forecasted, earnings. The portfolio is then diversified across industries and sectors. The Adviser believes that the resulting diversified portfolio has better overall fundamental characteristics than the benchmark, i.e., earnings growth, financial strength and profitability.

Temporary Defensive Position. In order to respond to periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of the fund's assets may be held in cash or invested in short-term obligations. A defensive position, taken at the wrong time, may have an adverse impact on the fund's performance. Although the fund would do this to seek to reduce losses, the fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest. You may be interested in the fund if you are seeking an investment in common stock, preferred stock and securities convertible into stock for total investment return and intend to make a long-term investment commitment.

Wright Major Blue Chip Equities Fund

Investment Objective. The Wright Major Blue Chip Equities Fund seeks total return, consisting of price appreciation plus income. The fund's investment objective may be changed by the Trustees upon notice without shareholder approval.

Principal Investment Strategies. The Wright Major Blue Chip Equities Fund seeks to enhance total investment return (consisting of price appreciation plus income) by providing management of a broadly diversified portfolio of equity securities of larger, well-established companies. The Adviser defines "major" companies as well-established companies with market values of $5 billion or more at the time of the fund's investment. The fund may also hold investments in companies of any market capitalization consistent with its investment objective. Wright defines "well-established companies" as those having a history of six years or longer. The Adviser seeks to outperform the S&P 500 by selecting common and preferred stocks issued by "major" companies using fundamental company analysis, valuation and earnings trends. Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common stock, preferred stock, ADRs and securities convertible into stock issued by well-established large-capitalization companies. This is a fundamental policy that can only be changed with shareholder approval. The fund invests only in those companies whose current operations reflect defined, quantified characteristics which have been identified by Wright as being likely to provide comparatively superior total investment return. The process selects companies from Wright's list of investment-grade companies or companies that comprise the fund's benchmark index (S&P 500) on the basis of Wright's evaluation of their recent valuation and price and earnings momentum. These selections are further reviewed to determine those that have the best value in terms of current price and current, as well as forecasted, earnings. The portfolio is then diversified across industries and sectors. The Adviser believes that the resulting diversified portfolio has better overall fundamental characteristics than the benchmark, i.e., earnings growth, financial strength and profitability.

Temporary Defensive Position. In order to respond to periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of the fund's assets may be held in cash or invested in short-term obligations. A defensive position, taken at the wrong time, may have an adverse impact on the fund's performance. Although the fund would do this to seek to reduce losses, the fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest. This fund may be suitable for investors seeking an investment in common stock, preferred stock and securities convertible into stock for total investment return or a core equity portfolio for those investing in several asset classes.

Wright International Blue Chip Equities Fund

Investment Objective. The Wright International Blue Chip Equities Fund seeks total return consisting of price appreciation plus income. The fund's investment objective may be changed by the Trustees upon notice without shareholder approval.

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Principal Investment Strategies. The Wright International Blue Chip Equities Fund seeks to enhance total investment return (consisting of price appreciation plus income) by investing in a diversified portfolio of equity securities of high-quality, well-established and profitable non-U.S. companies having their principal business activities in at least three different countries outside the United States. Wright defines "well-established companies" as those having a history of six years or longer. The Adviser seeks to outperform the MSCI World ex U.S. Index by selecting stocks using fundamental company analysis, valuation and earnings trends. The portfolio is then diversified across industries and sectors. The portfolio investments are chosen primarily from companies on the Adviser's "investment grade" list of approved companies. Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common stock, preferred stock, ADRs and securities convertible into common and preferred stock issued by well-established non-U.S. companies. "Non-U.S. companies" as determined by the investment adviser are companies that are incorporated or principally domiciled outside of the U.S. This is a fundamental policy that can only be changed with shareholder approval. The fund may purchase equity securities traded on a securities market of the country in which the company is located or other foreign securities exchanges, or it may purchase ADRs traded in the United States. ADRs represent an interest in the underlying security. ADRs purchased by the fund are typically sponsored by the issuer of the underlying security, however the fund may invest in unsponsored ADRs consistent with its investment objective. The Adviser believes that the resulting diversified portfolio has better overall fundamental characteristics than the benchmark, i.e., earnings growth, financial strength and profitability.

Temporary Defensive Position. In order to respond to periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of the fund's assets may be held in cash or invested in short-term obligations. A defensive position, taken at the wrong time, may have an adverse impact on the fund's performance. Although the fund would do this to seek to reduce losses, the fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest. The fund may be suitable for investors seeking a diversified portfolio of quality non-U.S. common stock, preferred stock and securities convertible into stock offering ownership in companies throughout the world and who are not adverse to the risks associated with international investing. Also, because foreign stock prices may not move in concert with U.S. market prices, the fund may be a useful way for an investor to diversify equity investments.

Wright Current Income Fund

Investment Objective. The Wright Current Income Fund seeks a high level of current income consistent with moderate fluctuations of principal. "High level" is determined by the investment adviser and measured relative to other fixed income instruments that may seek relative stability of principal. The fund's investment objective may be changed by the Trustees upon notice without shareholder approval.

Principal Investment Strategies. The Wright Current Income Fund seeks a high level of current income through investments in debt obligations. The Adviser seeks to outperform the Bloomberg Barclays GNMA Backed Bond Index by analyzing securities' structural features, current prices compared with estimated long-term prices, and the credit quality of issuers. Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes primarily in debt obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, mortgage-related securities of governmental or corporate issuers and corporate debt securities. This is a fundamental policy that can only be changed with shareholder approval. The Adviser may allocate assets among different market sectors (agency securities, U.S. Government and Treasury securities, and corporate debt securities) with different maturities based on its view of the relative value of each sector or maturity. The U.S. Government securities in which the fund may invest are bills, notes, and bonds issued by the U.S. Treasury which are direct obligations of the U.S. Government; securities of the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or the Export-Import Bank of the United States which are obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury; obligations secured by the right to borrow from the U.S. Treasury; and securities of the Federal Home Loan Bank, the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("Freddie Mac") which are obligations backed only by the credit of the government agency itself. In addition, the fund's investments may include mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government, its agencies, instrumentalities or its sponsored corporations; and privately-issued mortgage-backed and asset-backed securities of any maturity or

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type (rated at the time of investment BBB- or better by S&P or Fitch or Baa3 or better by Moody's or of comparable quality as determined by the Adviser if unrated at the time of investment). The fund may invest in commercial paper, certificates of deposit, bankers acceptances rated A-1 by S&P and Fitch or P-1 by Moody's. The fund may also invest in corporate obligations with maturities longer than one year rated BBB- or better by S&P and Fitch or Baa3 or better by Moody's or of comparable quality as determined by the Adviser if unrated at the time of investment. Should a security in which the fund invests decline in credit quality, the security may be sold. The fund reinvests all principal payments. There are no limits on the minimum or maximum weighted average maturity of the fund's portfolio or an individual security. As of December 31, 2016, the fund's average maturity was 5.2 years and its duration was 3.9 years. Duration measures how quickly the principal and interest of a bond is expected to be paid. It is also used to predict how much a bond's value will rise and fall in response to small changes in interest rates. Generally, the shorter a fund's duration, the less its securities will decline in value when there is an increase in interest rates. Securities held in the fund may have variable rates or may have fixed rates for a specified period before becoming variable at a predetermined positive or negative increment versus a widely available index or benchmark such as the 3-month London Interbank Offer Rate ("LIBOR") or 3-month U.S. Treasury Bills.

Temporary Defensive Position. In order to respond to periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of the fund's assets may be held in cash or invested in short-term obligations. A defensive position, taken at the wrong time, may have an adverse impact on the fund's performance. Although the fund would do this to seek to reduce losses, the fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest. You may want to invest in the fund if you are seeking income over a long period of time. The fund is designed for investors who want to receive the kind of income that mortgage-related securities provide, but do not want to bother with the receipt or reinvestment of principal payments.

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Additional Information Regarding Principal Risks

It is important that you closely review and understand the risks of investing in each fund.

Principal risks for Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund include:

General Investing Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on a fund. A fund is not a complete investment program and you may lose money by investing in a fund. All investments carry risk and there is no guarantee that a fund will be able to achieve its investment objective.

Market Risk. An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to a company, as well as general market, economic and political conditions. A fund's net asset value ("NAV") and investment return will fluctuate based on changes in value of its portfolio securities. The market value of a fund's securities is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. A fund is not by itself a complete investment program, and there is no assurance that a fund will achieve its investment objective. You could lose money on your investment in a fund, and a fund could underperform other investments. The principal risks of an investment in a fund include:

•The market may experience declines in general, or a decline in investor demand for the stocks held by a fund may adversely affect the value of the securities held;

•The earnings of the companies in which a fund invests may not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; and

•The Adviser's strategy may fail to produce the intended results.

Management Risk. A fund is actively managed and its performance, therefore, will reflect the Adviser's ability to make investment decisions which are suited to achieving a fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

Large-Capitalization Company Risk (except for Wright Selected Blue Chip Equities Fund). Large-capitalization company stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be slow to respond to challenges and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small-Capitalization and Mid-Capitalization Company Risk (except for Wright Major Blue Chip Equities Fund). Because the funds invest in companies with market capitalizations smaller than large-capitalization companies, an investment in the funds may be accompanied by the following additional risks:

•Smaller companies may experience higher failure rates than larger companies;

•Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;

•Securities of these companies are traded in the over-the-counter markets or on a regional securities exchange, potentially lowering the trading volume of these companies, making them less liquid and making their prices more volatile than the prices of the securities of large-capitalization companies;

•Changes in the value of smaller company stocks may not mirror the fluctuation of the market in general; and

•Smaller companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.

For these and other reasons, the prices of small- and mid-capitalization companies' securities may fluctuate more significantly than the security prices of larger capitalization companies. The smaller the company, the greater

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effect these risks may have on that company's operations and performance. As a result, an investment in the funds may exhibit a higher degree of volatility than the general domestic securities market.

Equity Risk. Equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks and are also subject to additional risks, including risk of default on interest or principal payments which could result in a loss of income from or a decline in value of the securities.

ADR Risk. Investments in ADRs reflect risks associated with the underlying securities which may involve risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity and greater volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading.

Value Investment Risk. Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The determination that the stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the Adviser believes is its full value. If the market does not consider the stock to be undervalued, then the value of a fund's shares may decline, even if stock prices generally are rising. Value stocks may fall out of favor with the market or react differently to market, political and economic developments than other types of stocks and the market as a whole.

Foreign Securities Risk (for Wright International Blue Chip Equities Fund only). The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors' assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer.

High Portfolio Turnover Risk (for Wright Major Blue Chip Equities Fund only). The investment techniques and strategies utilized by the Fund, including investments made on a short-term basis, investments in derivative instruments and debt securities with a maturity of one year or less at the time of acquisition, are expected to result in high portfolio turnover. High portfolio turnover rates may cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders of the Fund.

Growth Investment Risk. The stock of growth companies are susceptible to rapid price swings, especially during periods of economic uncertainty or other financial difficulties experienced by the issuer. Growth stocks are more sensitive to company earnings, particularly in the event of earnings disappointments and may be more volatile then the market in general in the event of adverse market conditions.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the funds have become more susceptible to operational, financial and information security risks resulting from cyber-attacks

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and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the funds and their shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the funds and their service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Successful cyber-attacks and/or technological malfunctions affecting the funds or their service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the funds and their shareholders; the inability of the funds to transact business with their shareholders; delays or mistakes in the calculation of the funds' NAVs or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cyber security risks are also present for issuers of securities in which the funds may invest, which could result in material adverse consequences for such issuers and may cause the fund's investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the funds do not directly control the cyber security measures of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Liquidity Risk. Certain securities in which the funds invest may be difficult to sell at the time and price beneficial to the funds and may require the funds to incur expenses in addition to those normally associated with the sale of a security.

The SEC recently adopted a rule mandating certain liquidity risk management practices for open-end funds, including the funds, by 2018. The precise impact the rule will have on the funds, and on the open-end fund industry, has not yet been determined, but any related changes may negatively affect the funds' expenses, yield and return potential. Moreover, there can be no assurance that new risk management practices will enable the funds to manage liquidity successfully in all market environments.

Principal risks for Wright Current Income Fund includes:

General Investing Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on a fund. A fund is not a complete investment program and you may lose money by investing in a fund. All investments carry risk and there is no guarantee that a fund will be able to achieve its investment objective.

Management Risk. A fund is actively managed and its performance, therefore, will reflect the Adviser's ability to make investment decisions which are suited to achieving a fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

Government Securities Risk. Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Mortgage-Related and Other Asset-Backed Securities Risk. A fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. In general these securities are subject to credit risk. Credit risk is the risk that the financial condition of an issuer of a mortgage-related and other asset-backed securities may cause it to default or become unable to pay interest or principal due on the security. Fixed rate mortgage-related securities are subject to extension risk. Generally, rising interest rates tend to extend

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the duration of these securities, making them more sensitive to changes in interest rates. As a result, a fund that holds mortgage-related securities may be more volatile. Adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund if the fund reinvests that money at the lower prevailing interest rates. The fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the fund. Debt securities (excluding inflation-indexed securities) are more likely than most types of equity securities to experience long-term erosion in purchasing power, and such erosion may exceed any return received by the fund with respect to that security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest Rate Risk. Bond prices fall when interest rates rise and vice versa. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the duration of a bond, the more sensitive that bond will be to interest rate changes and the greater the potential change in price. Inflationary and deflationary pressures may impact interest rates.

Credit or Default Risk. An issuer's credit rating may be downgraded causing the value of the debt security to decline. In addition, an issuer may be unable to pay principal and interest obligations on a timely basis. In some cases, debt securities may decline in credit quality or go into default.

Prepayment Risk. When interest rates decline, the issuer of a higher yielding security may prepay the principal or refinance their obligations to take advantage of more attractive rates. This may force the fund to reinvest the unanticipated proceeds in lower yielding securities, resulting in a decline in income to the fund. This risk is especially applicable to mortgage-backed securities, the principal on which may be prepaid at any time. Corporate bonds may have a "call" feature which gives the issuer the right to redeem outstanding bonds before their scheduled maturity.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of certain fixed-income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. This may result in a decline in income to the fund.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Successful cyber-attacks and/or technological malfunctions affecting the fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the fund and its shareholders; the inability of the fund to transact business with its shareholders; delays or mistakes in the calculation of the fund's NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cyber security risks are also present for issuers of securities in which the fund may invest, which could result in material adverse consequences for such issuers and may cause the fund's investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the fund

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does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Liquidity Risk. Certain securities in which the fund invests may be difficult to sell at the time and price beneficial to the fund and may require the fund to incur expenses in addition to those normally associated with the sale of a security.

The SEC recently adopted a rule mandating certain liquidity risk management practices for open-end funds, including the fund, by 2018. The precise impact the rule will have on the fund, and on the open-end fund industry, has not yet been determined, but any related changes may negatively affect the fund's expenses, yield and return potential. Moreover, there can be no assurance that new risk management practices will enable the fund to manage liquidity successfully in all market environments.

Disclosure of Portfolio Holdings

A description of the funds' policies and procedures with respect to the disclosure of portfolio securities is available in the funds' Statement of Additional Information ("SAI"), which is available on the funds' website at www.wrightinvestorsservice.com.

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Managing the Funds

The Wright Managed Equity Trust and The Wright Managed Income Trust are each an open-end, management investment company organized as a Massachusetts business trust. The Wright Managed Equity Trust was organized in 1982 and has the three series described herein: Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund. The Wright Managed Income Trust was organized in 1983 and has one series described herein: Wright Current Income Fund. The Trusts' series are collectively referred to as the "funds." Each fund is a diversified fund.

The Adviser

Wright is a leading international investment management and advisory firm with 55 years experience. As of March 31, 2017, Wright manages approximately $1.3 billion of assets in portfolios of all sizes and styles as well as a family of mutual funds. Wright developed Worldscope®, one of the world's largest and most complete databases of financial information, which currently includes more than 39,000 companies in more than 85 nations.

Wright is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser, on behalf of the Wright International Blue Chip Equities Fund, has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator. The Adviser has also claimed an exemption from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Wright manages the investments of the funds. Wright is located at 177 West Putnam Avenue, Greenwich, CT 06830-5203. Wright receives a monthly advisory fee for its services. The table below lists the aggregate annual advisory fee rates paid for the fiscal year ended December 31, 2016:

Fund	Fee Paid (as a % of average daily net assets)
Wright Selected Blue Chip Equities Fund	0.60%
Wright Major Blue Chip Equities Fund	0.05%
Wright International Blue Chip Equities Fund	0.67%
Wright Current Income Fund	0.44%

A discussion regarding the basis for the Trustees' approval of the funds' current investment advisory agreements is available in the funds' semi-annual shareholder report for the period ended June 30, 2016.

Investment Committee

An Investment Committee of senior officers controls the investment selections, policies and procedures of the funds and the portfolios. These officers are experienced analysts with different areas of expertise, and have over 129 years of combined service with Wright. The Investment Committee consists of the following members:

Committee Member	Title	Joined Wright in
Harvey P. Eisen	Co-Chief Executive Officer	2012
Amit S. Khandwala	Co-Chief Executive Officer, Co-President, Chief Investment Officer, Chief Investment Officer - Global Equities and Co-Chief Investment Officer - Asset Allocation	1986
Anuradha Prabhu, CFA	Vice President — Investment Research	2003
M. Anthony E. van Daalen, CFA	Co-President, Chief Investment Officer - Global Fixed Income and Co-Chief Investment Officer - Asset Allocation	2002

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Portfolio Managers

The Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund are managed by Amit S. Khandwala. Mr. Khandwala has been the person primarily responsible for the day-to-day management of the funds' portfolios since August 2008, June 2009 and December 1996, respectively. Mr. Khandwala was Senior Vice President of Wright from 1997 to 2004, Executive Vice President from 2004 to 2012, Senior Managing Director from 2012 to 2014, and became Co-President in 2014. Mr. Khandwala became Co-Chief Executive Officer and Chief Investment Officer of Wright in 2015. He joined Wright in 1986 and has 31 years of investment experience.

The Wright Current Income Fund is managed by M. Anthony E. van Daalen, CFA. Mr. van Daalen has been the person primarily responsible for the day-to-day management of the fund's portfolios since June 2009. Mr. van Daalen was Senior Vice President of Wright from 2002 to 2004, Executive Vice President from 2004 to 2012, Senior Managing Director from 2012 to 2014, and became Co-President in 2014. He joined Wright in 2002 and has 35 years of investment experience.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, ownership of fund shares and other accounts managed by each portfolio manager.

The Adviser, principal underwriter, and the funds have adopted codes of ethics ("codes") governing personal securities transactions. Under the codes, Wright employees and certain other officers of the funds may purchase and sell securities subject to certain pre-clearance and reporting requirements and other procedures.

Administrator

Wright Investors' Service, Inc. serves as the funds' administrator and is responsible for managing their daily business affairs. The services include recordkeeping, preparing and filing documents required to comply with federal and state securities law, supervising the activities of the funds' custodian, providing assistance in connection with the Trustees and shareholders' meetings and other necessary administrative services. Pursuant to a Sub-Administration Agreement dated December 1, 2009, the administrator appointed Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) as sub-administrator of the funds to perform such of the acts and services of the administrator as may be agreed upon between the administrator and sub-administrator.

Fund Expenses

Annual fund operating expenses are paid by each fund out of its own assets. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include management fees, 12b-1 fees, and administrative costs, such as shareholder recordkeeping and reports, custodian and pricing services and registration fees. Wright may, but is not obligated to, voluntarily waive fees and/or assume operating expenses, in addition to those described in the footnote to the table of the applicable fund's Annual Fund Operating Expenses in each Summary Section, to further lower the net operating expense ratio. Wright can terminate these voluntary fee waivers at any time. During the fiscal year ended December 31, 2016, Wright voluntarily limited the net operating expense ratio to 0.90% of average daily net assets for the Wright Current Income Fund.

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Information about Your Account
How the Funds Value Their Shares

The price at which you buy, sell or exchange fund shares is the net asset value per share, or NAV, which is determined by adding the value of a fund's cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding.

The NAV for each fund is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange ("Exchange") each day the Exchange is open. It is not calculated on days the Exchange is closed. The price for a purchase, redemption or exchange of fund shares is the next NAV calculated after your order is received in "proper form" by the transfer agent. "Proper form" means that the transfer agent has received your request, and all documentation along with any required Medallion Signature Guarantee, are included.

The funds generally value their portfolio securities at the last current sales price on the market where the security is normally traded or the official closing price in the case of Nasdaq securities. When closing market prices or market quotations are not available or are considered by Wright to be unreliable for a security, that fund values the security at its fair value. All methods of determining the value of a security used by that fund on a basis other than market value are forms of fair valuation. All fair valuations of securities are made pursuant to procedures adopted by the Board of Trustees and administered by Wright and are under the ultimate supervision of the Board of Trustees. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services.

The funds use the fair value of a security, including a non-U.S. security, when Wright determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its NAV. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Wright International Blue Chip Equities Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by Wright International Blue Chip Equities Fund could change on a day you cannot buy or sell shares of the fund.

The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollars at the most recent market rates quoted by one or more major banks shortly before the close of the Exchange.

You may purchase or sell (redeem) fund shares at the NAV minus any applicable redemption fee next calculated after the transfer agent receives your request in "proper form." For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. A fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's designee receives the order.

Purchasing Shares

Shares of each fund may be purchased without a sales charge at NAV. The minimum initial investment is $1,000. There are no minimums for subsequent investments.

Waiver of the Minimum Initial Investment

The minimums may be waived for investments by bank trust departments, 401(k) tax-sheltered retirement plans and automatic investment program accounts. Authorized dealers, including investment dealers, banks or other institutions, may impose investment minimums higher than those imposed by the funds. They may also charge for their services. There are no transaction charges if you purchase your shares directly from the funds.

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Procedures for Opening New Accounts

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires the funds to obtain, verify and record information that identifies each person who opens a fund account. When you open an account, you will be asked for your name, physical address, date of birth, tax identification number and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if unable to verify the identity of a person based on information provided by that person, additional steps may be taken including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If a fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

The funds have the right to reject any purchase order, or limit or suspend the offering of their shares.

Buying Fund Shares

Initial purchases require that you submit a completed account application. You may obtain an application by calling the transfer agent at 1-800-555-0644 or download an application from Wright's website at www.wrightinvestorsservice.com. Your purchase order cannot be processed until your application is received by the funds or the funds' transfer agent. The funds' transfer agent and address are listed at the top of the application. When filling out the application you may sign up for special investor services such as automatic investing and internet access.

If you buy shares directly from the funds:

• Purchases must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfer to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to the Funds. A charge may be imposed on returned checks. Or, you may have your bank wire federal funds to the fund.

•For additional purchases by mail, please make your check payable to: [Name of fund purchased] and include your account number on the check. Mail your check along with account information to:

By Mail: Wright Managed Investment Funds [Name of fund] P.O. Box 588 Portland, ME 04112
By Courier/Messenger: Wright Managed Investment Funds c/o Atlantic Fund Services [Name of fund] Three Canal Plaza, Ground Floor Portland, ME 04101

•For additional purchases by wire, please call the transfer agent at 1-800-555-0644 for wire instructions.

•For additional purchases through an automatic investment program, please call the transfer agent at 1-800-555-0644 to set up prescheduled monthly, quarterly, semi-annually, and annual purchases.

If you buy shares through bank trust departments or other fiduciary institutions, please consult your trust or investment officer.

If you buy shares through a broker, please consult your broker for purchase instructions. Such brokers are authorized to designate other intermediaries to receive purchase and redemption Orders on the funds' behalf.

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If you buy shares through an account with a registered investment adviser or financial planner, please consult your investment advisor or planner.

If you buy shares of the funds through a retirement plan, please consult your plan documents or speak with your plan administrator.

Purchasing Shares through Exchange of Securities

You may buy shares by delivering to the funds' custodian securities that meet that fund's investment objective and policies, have easily determined market prices and are otherwise acceptable. In order for any security to be eligible for exchange, the relevant fund must have an existing investment in such security at the time of exchange. Exchanged securities must have a minimum aggregate value of $5,000. Securities are valued as of the date they are received by the funds. If you want to exchange securities for fund shares you should furnish a list with a full description of these securities. Please call the transfer agent at 1-800-555-0644 for additional details about purchasing shares through an exchange of securities.

Distribution and Service Plans

The funds have adopted a 12b-1 plan permitting them to pay a fee to finance the distribution of their shares. Wright Investors' Service Distributors, Inc. ("WISDI"), the principal underwriter and distributor of the funds' shares, receives a fee of 0.25% of each fund's average daily net assets. Because this fee is paid on an ongoing basis, it may cost you more than other types of sales charges over time.

Each fund has adopted a service plan. This plan allows each fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to shareholders of the funds. The combined annual service and 12b-1 plan fee may not exceed 0.25% of the average daily net assets of a fund.

Selling Shares

You may redeem or sell shares of the funds on each day the Exchange is open. No redemption request will be paid until your shares have been paid for in full. If the shares to be redeemed were purchased by check, the redemption payment will be delayed until the check has been collected, which may take up to 15 days from the date of purchase.

You can sell your shares by telephone or mail. Redemption proceeds will be sent to you by check, wire or electronic funds transfer depending on the option that you elected on your application. Redemption requests received in "proper form" before 4:00 p.m. Eastern time will be processed at that day's NAV. "Proper form" means that a fund, its transfer agent or other authorized agent has received your request, and all documentation along with any required Medallion Signature Guarantee, are included. A fund normally pays redemption proceeds by check within one business day to the address of record. Payment will be by wire or ACH transaction if you specified this option on your account application. Payment of redemption proceeds may be delayed in the event that you have not fully paid for all shares.

The funds reserve the right to suspend the redemption of fund shares when:

•the Exchange is closed

•an emergency exists, and either disposal of securities owned by a fund is not reasonably practicable or a fund cannot fairly determine the value of its net assets

•the Securities and Exchange Commission permits the suspension of the right of redemption or postpones the date of payment of a redemption.

If you redeem or sell shares by telephone, please call the transfer agent at 1-800-555-0644 between 8:00 a.m. and 4:00 p.m. Eastern time to redeem or exchange amounts less than $100,000.

If you redeem or sell shares by mail, please send a letter of instruction, your account number, and the dollar value or number of shares to be redeemed. Please sign the request exactly as the shares are registered and include a Medallion Signature Guarantee, as required. Mail the letter of instruction to:

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By Mail: Wright Managed Investment Funds [Name of fund] P.O. Box 588 Portland, ME 04112
By Courier/Messenger: Wright Managed Investment Funds c/o Atlantic Fund Services [Name of fund] Three Canal Plaza, Ground Floor Portland, ME 04101

The funds use Medallion Signature Guarantees to protect both you and the funds from possible fraudulent requests for redeemed shares. The funds reserve the right to require Medallion Signature Guarantees under certain circumstances. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Medallion Signature Guarantees from financial institutions which are not participating in one of these programs will not be accepted. You cannot obtain a Medallion Signature Guarantee from a notary public. Additional documents may be required for redemptions by corporations, executors, administrators, trustees and guardians.

In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. This redemption option may be modified or terminated without notice to shareholders.

If you redeem shares of Wright International Blue Chip Equities Fund within three months after purchase, you will pay a redemption fee of 2.00%. These redemption fees may be waived on shares purchased for Wright's investment advisory clients and 401(k) or similar plans. All redemptions are taxable for shareholders that are subject to tax.

For more information about selling your shares, please call the transfer agent at 1-800-555-0644 or consult your trust officer, adviser or plan administrator.

Redemptions In-Kind

Although the funds expect to pay redemptions in cash, they reserve the right to redeem shares in-kind by giving shareholders readily marketable portfolio securities instead of cash. This is done to protect the interests of remaining shareholders. If this occurs, you will assume market risks, incur transaction costs and may incur additional tax liability if you sell the securities.

Involuntary Redemption

If your account balance falls below $500 a fund may involuntarily redeem your shares. You will receive notice 60 days before this happens. Your account will not be redeemed if the balance is below the minimum due to investment losses.

Exchanging Shares

Shares of the funds may be exchanged for shares of any other fund described in this prospectus. The exchange of shares results in the sale of one fund's shares and the purchase of another, normally resulting in a gain or loss, and is therefore a taxable event for you.

You are limited to four "round-trip" exchanges each year. A round-trip exchange is an exchange of one fund into another Wright fund, and then back into the original fund. You will receive notice 60 days before the fund materially amends or terminates the exchange privilege.

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When exchanging shares:

•each account must be registered identically — have the same signatures and addresses

•you must meet that fund's initial and subsequent investment minimums

•you must obtain and read the prospectus for the fund into which you are exchanging.

Each fund must be legally eligible for sale in your state of residence. You may exchange shares by telephone or mail.

For more information on exchanging shares please call the transfer agent at 1-800-555-0644 or consult your adviser.

Lost Accounts

Your account will be considered to be "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the transfer agent locates you or escheats the funds to the state of your last known address.

Market Timing and Excessive Trading Policy

The funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of that fund to rise and taking money out of that fund when they expect the price to fall. By realizing profits from short-term trading, shareholders who engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as brokerage costs, increased administrative costs, or realization of taxable gains without attaining any investment advantage). In addition, if a fund invests a portion of its assets in foreign securities, it may be susceptible to a time-zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Frequent trading by a fund's shareholders poses risks to other shareholders in that fund, including (1) the dilution of the fund's NAV, (2) an increase in the fund's expenses, and (3) interference with the portfolio manager's ability to execute efficient investment strategies. Wright Selected Blue Chip Equities Fund and Wright Major Blue Chip Equities Fund each seek price appreciation and income through investments in equities issued by well-established domestic companies with market capitalizations between $1 to $10 billion and $5 or more, respectively. Wright Current Income Fund seeks a high level of current income, investing in U.S. Government and corporate debt obligations. The Adviser believes that these funds' portfolios generally will not be attractive to frequent traders or susceptible to market timing, because they generally do not invest substantial amounts in leveraged products, products with intra-day pricing and products with significant non-U.S. investments (or high correlation with such markets), which products tend to be more susceptible to such speculative activities. For all of these reasons, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of these funds' shares.

The investment in foreign securities may make Wright International Blue Chip Equities Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of that fund's shares. It is the policy of Wright International Blue Chip Equities Fund to discourage frequent purchases and redemptions of fund shares by fund shareholders. Although there is no generally applied standard in the

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marketplace as to what level of trading activity is excessive, trading in the fund's shares may be considered excessive for a variety of reasons, such as if a shareholder:

•sells shares within a short period of time after the shares were purchased;

•makes two or more purchases and redemptions within a short period of time;

•enters into a series of transactions that is indicative of a timing pattern or strategy; or

•is reasonably believed to have engaged in such practices in connection with other mutual funds.

In addition, the fund has adopted and implemented various policies and procedures aimed to discourage short-term trading and excessive exchange activity. The policies and procedures include:

Trade Activity Monitoring. The transfer agent has implemented programs, which have been approved by the Trustees, designed to identify market timers based on their trading activity and to block their accounts from further purchases.

Exchange Limitations. As discussed above under "Exchanging Shares", the funds have implemented policies that limit the number of exchanges of fund shares to four "round trip" exchanges each year. This is intended to limit the ability of shareholders to engage in excessive exchange activity in the funds.

Fair Value Pricing. As discussed above under "How the Funds Value their Shares," the funds use fair value pricing to, among other things, reflect changes in value of a security if Wright determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time that fund calculates its net asset value. Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Short-Term Redemption Fee. The Wright International Blue Chip Equities Fund charges shareholders a 2.00% redemption fee if they redeem their shares of the fund within three months of purchase. This is intended to limit the ability of shareholders to attempt to engage in excessive trading activity in the Wright International Blue Chip Equities Fund.

Wright International Blue Chip Equities Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. For example, the ability of the fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and accounts attributable to other financial intermediaries is severely limited in those instances in which the broker, retirement plan administrator or other financial intermediary maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Inability to curtail market timing could result in additional transactional expenses and/or the fund maintaining a higher level of cash to fund share activity.

All the funds also reserve the right to suspend redemptions or postpone payment dates for any period during which (1) the Exchange is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by a fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the fund to determine fairly the value of its net assets or (3) the SEC has entered a suspension order permit for the protection of the shareholders of a fund. If a fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days. Each fund reserves the right to refuse any purchase requests (including purchases resulting from requests for exchanges), particularly requests that could adversely affect a fund or its operations. In determining whether to accept or reject a purchase or exchange request, the funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the funds and their shareholders. No Wright managed fund accommodates frequent purchases and redemptions of fund shares by fund shareholders, or otherwise has any arrangement to accommodate market timing.

34

Dividends and Taxes
Dividends and Distributions

Unless you tell us that you want to receive your distributions in cash, they are reinvested automatically in fund shares. Distributions of less than $10 will be automatically reinvested. The funds generally make two different kinds of distributions:

•Capital gains from the sale of portfolio securities held by a fund. Each fund will distribute any net realized capital gains annually, normally in December.

•Net investment income from interest or dividends received on securities held by a fund. Net investment income is the primary source of dividends paid by the Current Income Fund.

The funds will distribute their net investment income as follows:

Fund	Distributions of Net Investment Income
Wright Selected Blue Chip Equities Fund	Annually
Wright Major Blue Chip Equities Fund	Annually
Wright International Blue Chip Equities Fund	Annually
Wright Current Income Fund	Declared Daily — Paid Monthly

Tax Consequences

Selling or exchanging mutual fund shares generally is a taxable event and may result in a capital gain or loss. Distributions, whether received in cash or additional fund shares, are subject to federal income tax.

Distribution	U.S. Federal Income Tax Status
Income dividends	Ordinary income or "qualified dividend income"(1)
Short-term capital gains	Ordinary income
Long-term capital gains	Long-term capital gains

(1)Income dividends reported by a fund as "qualified dividend income" are taxable to an individual shareholder at a maximum 15% U.S. federal income tax rate for a single shareholder with taxable income not exceeding $415,050 ($466,950 for married shareholders filing jointly/$233,475 for married shareholders filing separately) and 20% for those shareholders with taxable income exceeding those respective amounts, provided that certain conditions, including holding period requirements, are met by a fund and the shareholder.

Distributions of income dividends (other than qualified dividend income, which is described below) and net realized short-term capital gains are taxable as ordinary income. Distributions of qualified dividend income and long-term capital gains are taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.

Unless your investment is in a tax-deferred account you may want to avoid:

•Investing in a fund near the end of its fiscal year. If a fund makes a capital gains distribution you will receive some of your investment back as a taxable distribution.

•Selling shares at a loss for tax purposes and then making an identical investment within 30 days before or after the sale. This results in a "wash sale" and you will not be allowed to claim the tax loss on the sold shares.

Distributions of investment income reported by a fund as "qualified dividend income" is taxed in the hands of individual shareholders at rates equivalent to long-term capital gain tax rates, as described in the footnote to the table above. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

35

Also, a 3.8% Medicare contribution tax generally is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include income distributions from the funds and capital gains attributable to the sale, redemption or exchange of fund shares.

Wright International Blue Chip Equities Fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments.

You must provide your social security number or other taxpayer identification number to a fund along with certifications required by the Internal Revenue Service when you open an account. If such information is not provided by a shareholder and/or if it is otherwise legally required, a fund will withhold 28% "backup withholding" tax from such shareholder's dividends and distributions, sale proceeds and any other payments to such shareholder. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Each fund is required to report to the Internal Revenue Service and to furnish to fund shareholders "cost basis" information for fund shares purchased on or after January 1, 2012 ("covered shares") that are redeemed, exchanged or otherwise sold on or after that date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Please note that if you are a C corporation, unless a fund has actual knowledge that you are a C corporation or you have previously notified us in writing that you are a C corporation, you must complete a new Form W-9 exemption certificate informing us of your C corporation status or the Fund will be obligated to presume that you are an S corporation and to report sales of covered shares to the IRS and to you pursuant to these rules. Also, if you purchase fund shares through a broker (or other nominee) on or after such date, please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

If you purchase fund shares directly from us on or after January 1, 2012, the cost basis for such shares will be calculated using the funds' default method of first in first out, unless you notify your fund that you elect to use a different permissible cost basis method. If you want to elect to use the average cost basis method for covered shares, you must notify your fund in writing (which may be done electronically) of such election. If you want to elect a different acceptable cost basis method (e.g., a specific identification method other than first in first out), you may notify your fund of your election either verbally or in writing. An election of a cost basis method may not be changed with respect to a redemption of covered shares after the settlement date of the redemption.

Please note that you will continue to be responsible for calculating and reporting the cost basis of fund shares that were purchased prior to January 1, 2012. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by a fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The foregoing is a general discussion of U.S. federal income tax consequences. Because everyone's tax situation is unique, your investment in the funds could have additional tax consequences. Please consult your tax advisor regarding the effect that an investment in a fund may have on your particular tax situation under U.S. federal, state, local, foreign or other applicable tax laws. You may also consult the funds' SAI for a more detailed discussion of U.S. federal income tax considerations that may affect the funds and their shareholders.

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Financial Highlights

These financial highlights will help you understand each fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Total return shows how much your investment in a fund increased or decreased during each period, assuming you reinvested all dividends and distributions. This information has been derived from each fund's financial statements which were audited by BBD, LLP, an independent registered public accounting firm, whose reports are included in the funds' annual report, which is available upon request.

Wright Selected Blue Chip Equities Fund

	Years Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of year	$ 11.430	$ 12.740	$ 14.160	$ 11.530		$ 10.280
Income (loss) from investment operations:
Net investment income (loss) (1)	0.046	0.032	0.027	(0.007)		0.028
Net realized and unrealized gain (loss)	0.620	(0.030)	1.043	4.412		1.616
Total income from investment operations	0.666	0.002	1.070	4.405		1.644
Less distributions:
From net investment income	(0.053)	(0.019)	(0.036)	—	(2)	(0.025)
From net realized gains	(0.233)	(1.293)	(2.454)	(1.775)		(0.369)
Total distributions	(0.286)	(1.312)	(2.490)	(1.775)		(0.394)
Net asset value, end of year	$ 11.810	$ 11.430	$ 12.740	$ 14.160		$ 11.530
Total Return(3)	5.98%	(0.22)%	7.99%	39.82%		16.02%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$ 33,945	$ 38,507	$ 37,610	$ 40,204		$ 29,922
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.45%	1.40%		1.40%
Net investment income (loss)	0.41%	0.25%	0.19%	(0.06)%		0.25%
Portfolio turnover rate	77%	55%	66%	76%		54%

(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)	Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(4)	For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2016	2015	2014	2013		2012
Ratios (As a percentage of average daily net assets):
Expenses	1.42%	1.44%	1.51%	1.43%		1.48%
Net investment income (loss)	0.39%	0.21%	0.13%	(0.09)%		0.17%

37

Wright Major Blue Chip Equities Fund

	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$ 18.360	$ 19.100	$ 17.030	$ 12.690	$ 12.260
Income (loss) from investment operations:
Net investment income(1)	0.154	0.168	0.127	0.096	0.082
Net realized and unrealized gain (loss)	1.464	(0.727)	2.095	4.344	0.437
Total income (loss) from investment operations	1.618	(0.559)	2.222	4.440	0.519
Less distributions:
From net investment income	(0.172)	(0.181)	(0.152)	(0.100)	(0.089)
From net realized gains	(1.386)	—	—	—	—
Total distributions	(1.558)	(0.181)	(0.152)	(0.100)	(0.089)
Net asset value, end of year	$ 18.420	$ 18.360	$ 19.100	$ 17.030	$ 12.690
Total Return(2)	9.43%	(2.91)%	13.04%	35.03%	4.23%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$ 11,616	$ 12,797	$ 15,925	$ 17,692	$ 15,559
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.88%	0.89%	0.71%	0.65%	0.64%
Portfolio turnover rate	44%	118%	62%	64%	76%

(1)	Computed using average shares outstanding.
(2)	Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)	For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2016	2015	2014	2013	2012
Ratios (As a percentage of average daily net assets):
Expenses	2.20%	2.05%	1.86%	1.87%	1.84%
Net investment income (loss)	0.08%	0.24%	0.25%	0.17%	0.20%

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Wright International Blue Chip Equities Fund

	Years Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of year	$ 14.400		$ 14.900	$ 16.280		$ 14.120		$ 12.580
Income (loss) from investment operations:
Net investment income (1)	0.161		0.169	0.382		0.236		0.244
Net realized and unrealized gain (loss)	(0.300)		(0.486)	(1.439)		2.480		1.567
Total income (loss) from investment operations	(0.139)		(0.317)	(1.057)		2.716		1.811
Less distributions:
From net investment income	(0.231)		(0.185)	(0.323)		(0.556)		(0.272)
Redemption Fees(1)	—	(2)	0.002	—	(2)	—	(2)	0.001

Net asset value, end of year	$ 14.030		$ 14.400	$ 14.900		$ 16.280		$ 14.120
Total Return(3)	(0.94)%		(2.11)%	(6.51)%		19.46%		14.45%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$ 17,340		$ 25,337	$ 27,992		$ 32,067		$ 33,256
Ratios (As a percentage of average daily net assets):
Net expenses	1.85%		1.85%	1.85%		1.85%		1.85%
Net investment income	1.17%		1.11%	2.37%		1.57%		1.84%
Portfolio turnover rate	49%		33%	57%		45%		58%

(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)	Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(4)	For the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2016		2015	2014		2013		2012
Ratios (As a percentage of average daily net assets):
Expenses	2.23%		2.04%	2.01%		2.01%		2.01%
Net investment income	0.79%		0.92%	2.21%		1.41%		1.69%

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Wright Current Income Fund

	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$ 9.300	$ 9.500	$ 9.440	$ 10.010	$ 10.100
Income (loss) from investment operations:
Net investment income (1)	0.154	0.195	0.225	0.173	0.225
Net realized and unrealized gain (loss)	(0.081)	(0.060)	0.188	(0.365)	0.081
Total income (loss) from investment operations	0.073	0.135	0.413	(0.192)	0.306
Less distributions:
From net investment income	(0.323)	(0.335)	(0.353)	(0.378)	(0.396)
Net asset value, end of year	$ 9.050	$ 9.300	$ 9.500	$ 9.440	$ 10.010
Total Return(2)	0.73%	1.41%	4.44%	(1.95)%	3.06%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$ 58,705	$ 66,823	$ 65,954	$ 59,377	$ 79,454
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.65%	2.05%	2.37%	1.77%	2.23%
Portfolio turnover rate	34%	35%	27%	39%	27%

(1)	Computed using average shares outstanding.
(2)	Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)	For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2016	2015	2014	2013	2012
Ratios (As a percentage of average daily net assets):
Expenses	1.14%	1.18%	1.24%	1.16%	1.16%
Net investment income	1.41%	1.77%	2.03%	1.51%	1.97%

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THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

For More Information

Additional information about the funds' investments is available in the funds' semi-annual and annual reports to shareholders. The funds' annual report contains a discussion of the market conditions and investment strategies that affected the funds' performance over the past year.

You may want to read the SAI for more information on the funds and the securities they invest in. The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of the prospectus.

You can get free copies of the semi-annual and annual reports and the SAI, request other information or get answers to your questions about the funds by writing, calling, or e-mailing:

Wright Managed Investment Funds
P.O. Box 588
Portland, ME 04112
1-800-555-0644
E-mail: wright.ta@atlanticfundservices.com

Copies of the funds' prospectus, SAI, annual and semi-annual reports, additional documents and application forms can be viewed and downloaded, free of charge, from Wright's website: www.wrightinvestorsservice.com.

You will find and may copy information about each fund (including the SAI and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call (202) 551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, 100 F Street NE, Washington, D.C. 20549-1520 or by electronic mail at publicinfo@sec.gov.

Investment Company Act file numbers:
The Wright Managed Equity Trust	811-03489
The Wright Managed Income Trust	811-03668

273 - PRU - 0517

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2017

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

THE WRIGHT MANAGED EQUITY TRUST

Wright Selected Blue Chip Equities Fund (WSBEX)
Wright Major Blue Chip Equities Fund (WQCEX)
Wright International Blue Chip Equities Fund (WIBCX)

and

THE WRIGHT MANAGED INCOME TRUST

Wright Current Income Fund (WCIFX)

177 West Putnam Avenue
Greenwich, CT 06830-5203

TABLE OF CONTENTS

	Page		Page
The Funds and their Investment Policies	2	Brokerage Allocation	24
The Wright Managed Equity Trust	2	Pricing of Shares	25
The Wright Managed Income Trust	3	Portfolio Turnover	25
Additional Investment Policies and Other Information	4	Principal Underwriter	25
Additional Information about the Trusts	11	Service Plans	27
Investment Restrictions	12	Taxes	28
Management and Organization	13	Financial Statements	34
Control Persons and Principal Holders of Shares	18	APPENDIX A -
Investment Advisory and Administrative Services	19	Description of Securities Ratings	35
Disclosure of Portfolio Holdings and Related Information	23	APPENDIX B -
Custodian and Transfer Agent	24	Proxy Voting Policies and Procedures	38
Independent Registered Public Accounting Firm	24

This combined Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current combined Prospectus of the funds in The Wright Managed Equity Trust and The Wright Managed Income Trust (each a "Trust," together the "Trusts"), dated May 1, 2017, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge from Wright Investors' Service Distributors, Inc., 177 West Putnam Avenue, Greenwich, CT 06830-5203 (Telephone: 1-800-555-0644) or from the World Wide Web site (http://www.wrightinvestorsservice.com). Although each fund offers only its shares of beneficial interest, it is possible that a fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another fund because the funds use this combined Statement of Additional Information. The board of trustees (the "Board of Trustees" or "Trustees") of the Trusts has considered this factor in approving the use of a combined Statement of Additional Information.

The Funds and Their Investment Policies

Each fund is a diversified series of an open-end management investment company.

The market price of securities held by the funds and the net asset value of each fund's shares will fluctuate in response to stock or bond market developments and, for Wright International Blue Chip Equities Fund, currency rate fluctuations. Capitalized terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

The Wright Managed Equity Trust

The Wright Managed Equity Trust (the "Equity Trust") consists of three equity funds: Wright Selected Blue Chip Equities Fund (WSBC), Wright Major Blue Chip Equities Fund (WMBC), and Wright International Blue Chip Equities Fund (WIBC) (collectively, the "Equity Funds").

The investment objective of each Equity Fund is described in the Prospectus. There is no guarantee that a fund will achieve its investment objective.

Securities selected for the Wright Selected Blue Chip Equities Fund, the Wright Major Blue Chip Equities Fund, and the Wright International Blue Chip Equities Fund are chosen mainly from an approved list of "investment grade" companies maintained by the funds' investment adviser, Wright Investors' Service, Inc. ("Wright" or the "Adviser").

Wright maintains a database of more than 39,000 global companies (covering 85 countries) which are screened as new data becomes available to determine any eligible additions or deletions to the list.

The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability and stability, and growth, each as described in Appendix A to this Statement of Additional Information.

In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark index (up to 20% of the market value of the portfolio) in order to seek to achieve broad diversification.

Wright Selected Blue Chip Equities Fund (WSBC). The fund invests only in those companies whose current operations reflect defined, quantified characteristics which have been identified by Wright as being likely to provide comparatively superior total investment return. The process selects companies from the list of investment-grade companies or the benchmark index on the basis of Wright's evaluation of their recent valuation and price and earnings momentum. These selections are further reviewed to determine those that Wright believes have the best value in terms of current price and current, as well as forecasted, earnings. The Wright Selected Blue Chip Equities Fund is characterized as a blend of growth and value. The fund's benchmark is the Standard & Poor's Mid-Cap 400 Index (S&P Mid-Cap 400).

The fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common and preferred stock issued by well-established domestic companies, American Depository Receipts ("ADRs") and securities convertible into common and preferred stock issued by well-established domestic companies. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information-Defensive Investments." Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

Investing in the fund may be suitable for investors seeking an investment in common stock, preferred stock and securities convertible into stock for total investment return and intend to make a long-term investment commitment.

Wright Major Blue Chip Equities Fund (WMBC). The fund seeks to enhance total investment return (consisting of price appreciation plus income) by providing management of a broadly diversified portfolio of equity securities of larger, well-established companies. The fund will, through continuous professional investment supervision by Wright, pursue these investment objectives by investing in a diversified portfolio of common stocks of what are believed to be high-quality, well-established and profitable companies.

Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common stock, preferred stock, ADRs and securities convertible into stock issued by well-established large-capitalization companies. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information-Defensive Investments." Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

This fund is quality oriented and is suitable for a total equity account or as a base portfolio for accounts with multiple objectives. Investment, except for temporary defensive investments, will be made mainly in larger companies on the investment-grade list. The fund's benchmark is the Standard & Poor's 500 Index (S&P 500).

Wright International Blue Chip Equities Fund (WIBC). The fund will, through continuous professional investment supervision by Wright, pursue its investment objective by investing in a diversified portfolio of equity securities of high-quality, well-established and profitable non-U.S. companies having their principal business activities in at least three different countries outside the United States.

Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of common stock, preferred stock, ADRs and securities convertible into common and preferred stock issued by well-established non-U.S. companies. "Non-U.S. companies," as determined by the Adviser are companies that are incorporated or principally domiciled outside of the U.S. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information - Defensive Investments." Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund may purchase equity securities traded on a securities market of the country in which the company is located or other foreign securities exchanges, or it may purchase American Depositary Receipts ("ADRs") traded in the United States. Investing in the fund may be suitable for investors wishing to diversify their portfolios by investing in non-U.S. companies or for investors who simply wish to participate in non-U.S. investments. Although the fund's net asset values will be calculated in U.S. dollars, fluctuations in foreign currency exchange rates may affect the value of an investment in the fund.

The Wright Managed Income Trust

The Wright Managed Income Trust (the "Income Trust") consists of one fixed-income fund: the Wright Current Income Fund (WCIF).

The fund seeks to achieve its investment objective through the investment policies described below.

Wright Current Income Fund (WCIF). Under normal market conditions, the fund invests at least 80% of its net assets plus borrowings for investment purposes primarily in debt obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, mortgage-related securities of governmental or corporate issuers and corporate debt securities. This is a fundamental policy that can only be changed with shareholder approval. The U.S. Government securities in which the fund may invest include direct obligations of the U.S. Government, such as bills, notes, and bonds issued by the U.S. Treasury; obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or the Export-Import Bank of the United States; obligations secured by the right to borrow from the U.S. Treasury and obligations backed only by the credit of the government agency itself, such as securities of the Federal Home Loan Bank ("FHLB"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

The fund may invest in mortgage-related securities issued by certain of the agencies or federally chartered corporations listed above. These securities are backed by a pool of mortgages which pass through to investors the principal and interest payments of homeowners. Ginnie Mae guarantees that investors will receive timely principal payments even if homeowners do not make their mortgage payments on time. See "Additional Investment Policies and Other Information - Mortgage-Related Securities" on page 9.

The corporate debt securities in which the fund may invest include commercial paper and other short-term instruments rated A-1 by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") or P-1 by Moody's Investors Service, Inc. ("Moody's"). The fund may invest in unrated debt securities if these are determined by Wright pursuant to guidelines established by the Trustees to be of a quality comparable to that of the rated securities in which the fund may invest. All of the corporate debt securities purchased by the fund should generally meet Wright Quality Rating Standards.

Wright may allocate assets among different market sectors (such as agency securities, U.S. Government and Treasury securities, and corporate debt securities) with different maturities based on its view of the relative value of each sector or maturity. In buying and selling securities for the fund, Wright analyzes a security's structural features, current price compared with its estimated long-term price, and the credit quality of its issuer. When the market is unfavorable, the fund's assets may be held in cash or invested in short-term obligations without limit. Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund may enter into repurchase agreements with respect to any securities in which it may invest.

The fund's benchmark is the Bloomberg Barclays GNMA Backed Bond Index.

* * *

None of the funds is intended to be a complete investment program, and the prospective investor should take into account its investment objectives and other investments when considering the purchase of any fund's shares. The funds cannot eliminate risk or assure achievement of their objectives.

Additional Investment Policies and Other Information

The Equity Trust and the Income Trust have adopted certain fundamental investment restrictions which are enumerated under "Investment Restrictions" and which may be changed as to a fund only by the vote of a majority of the fund's outstanding voting securities. Except for such enumerated restrictions and as otherwise indicated herein, the investment objective and policies of each fund are not fundamental polices and accordingly may be changed by the Trustees of each Trust without obtaining the approval of a fund's shareholders. If any changes were made in a fund's investment objective, the fund might have investment objectives different from the objective which an investor considered appropriate at the time the investor became a shareholder in the fund. Each fund will notify its shareholders of any material change in its investment objective.

This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of permitted investments and investment practices of the funds and the associated risks. Each fund may engage in any of the following investment practices if such investment or practice is consistent with such fund's investment objective. Please see the Prospectus for a discussion of each fund's investment objective, principal investment strategies and principal risks of investing in each fund.

Fixed Income Securities - The market value of the interest-bearing fixed-income securities will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Inflationary and deflationary pressures may impact interest rates. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the fund. Debt securities (excluding inflation-indexed securities) are more likely than most types of equity securities to experience long-term erosion in purchasing power, and such erosion may any return received by the fund with respect to that security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity. This may happen when there is a rise in interest rates. These events may potentially reduce the value of the securities.

Yields on fixed-income securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed-income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

Investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of lower rated securities to make principal or interest payments, as compared to issuers of more highly rated securities. Unrated securities may not be as actively traded as rated securities. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. The issuers of fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' securities when interest rates decline, which can shorten the maturity of the security and impact the fund's return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the fund to invest in securities with lower interest rates.

U.S. Government, Agency and Instrumentality Securities - U.S. Government securities are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Securities are also issued by agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, GNMA, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, FHLB, Federal Intermediate Credit Banks, Federal Land Banks, and FNMA.

Investments in debt securities such as Fannie Mae, FHLB and Freddie Mac are supported only by the credit of the issuing agency, instrumentality or corporation. They are neither guaranteed nor insured by the U.S. Government. The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. U.S. Government securities are also subject to downgrade. In August 2011, Standard & Poor's ("S&P") lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the credit rating agency cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending, both concerns that remain present. Any downgrade may adversely affect the market prices and yields of securities supported by the full faith and credit of the U.S. government.

Repurchase Agreements - Each of the funds may enter into repurchase agreements to the extent permitted by its investment policies. A fund may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet Wright credit standards.

Repurchase agreements involve purchase of U.S. Government securities or of other high-quality, short-term debt obligations. At the same time a fund purchases the security, it resells it to the vendor (a member bank of the Federal Reserve System or recognized securities dealer), and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a fund to earn a return on cash which is only temporarily available. A fund's risk is the ability of the vendor to pay an agreed-upon sum upon the delivery date, and the Trust believes the risk is limited to the difference between the market value of the security and the repurchase price provided for in the repurchase agreement. However, bankruptcy or insolvency proceedings affecting the vendor of the security which is subject to the repurchase agreement, prior to the repurchase, may result in a delay in a fund being able to resell the security.

In all cases when entering into repurchase agreements with other than FDIC insured depository institutions, the funds will take physical possession of the underlying collateral security, or will receive written confirmation of the purchase of the collateral security and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or will be the recorded owner of the collateral security through the Federal Reserve Book-Entry System. Repurchase agreements may be considered loans under the Investment Company Act of 1940 (the "1940 Act").

Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

Finance Company Paper - refers to promissory notes issued by finance companies in order to finance their short-term credit needs.

Corporate Obligations - include bonds and notes issued by corporations in order to finance longer-term credit needs.

Equity Securities - Equity securities include common stock, preferred stock, and securities convertible into stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, or both, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the fund, you should be willing to accept the risks of the stock market and should consider an investment in the fund only as a part of your overall investment portfolio.

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stocks since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Foreign Securities - WIBC may invest in foreign securities. Investing in securities of foreign governments or securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. It is anticipated that in most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers (particularly those located in emerging market countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions may be higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

The limited liquidity of certain foreign markets in which the fund may invest may affect the fund's ability to accurately value its assets invested in such market. In addition, the settlement systems of certain foreign countries are less developed than the U.S., which may impede the fund's ability to effect portfolio transactions. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

These risks may be intensified for the fund's investments in emerging markets and countries with limited or developing capital markets. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, inflation rates or currency exchange rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Exchange Transactions - WIBC may engage in foreign currency exchange transactions. Investments in securities of foreign governments and companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries. In addition, assets of the fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of the fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the fund values its assets daily in U.S. dollars, the fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The fund will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. The fund does not intend to speculate in foreign currency exchange rates.

As an alternative to spot transactions, the fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward" contracts) or purchase currency call or put options. A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades. The fund intends to enter into such contracts only on net terms. The purchase of a put or call option is an alternative to the purchase or sale of forward contracts and will be used if the option premiums are less than those in the forward contract market.

The fund may enter into forward contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security quoted or dominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date of payment for the security.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain.

At the maturity of a forward contract, the fund may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, the fund may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the fund intends to sell the security and the market value of the security is less than the amount of foreign currency that the fund is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that the fund is obligated to deliver.

If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been a change in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date the fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The fund will not speculate in forward contracts and will limit its use of such contracts to the transactions described above. Of course, the fund is not required to enter into such transactions with respect to its portfolio securities and will not do so unless deemed appropriate by the Adviser. This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive statutory reform of certain derivatives, including futures contracts, options on futures contracts, certain forward contracts and swap agreements (generally, "commodity interests"). Historically, advisers of registered investment companies trading commodity interests have been excluded from regulation as commodity pool operators pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5. Following enactment of the Dodd-Frank Act, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended CFTC Regulation 4.5 exclusion, WIBC's commodity interests which include forward currency contracts - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions does not exceed 5% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended CFTC Regulation 4.5, WIBC must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.

Any trading of commodity interests by WIBC will comply with one of the two alternative limitations described above. Complying with the limitations may restrict WIBC's ability to use derivatives as part of its investment strategies and may subject the fund to additional costs, expenses and administrative burdens.

"Forward Commitments and When-Issued" Securities - Each fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in terms of yield to maturity, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities may take place at a later date. Normally, the settlement date occurs 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time a fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, the fund would earn no income; however, it is intended that the funds will be fully invested to the extent practicable and subject to the policies stated above. While forward commitments and when-issued securities may be sold prior to the settlement date, it is intended that such securities will be purchased for a fund with the purpose of actually acquiring them unless a sale appears to be desirable for investment reasons. At the time a commitment to purchase securities on a when-issued basis is made for a fund, the transaction will be recorded and the value of the security reflected in determining the fund's net asset value.

Defensive Investments - During periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of each fund's assets may be held in cash or invested in short-term obligations. Short-term obligations include but are not limited to short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); commercial paper which at the date of investment is rated A-1 by S&P or Fitch or P-1 by Moody's, or, if not rated by such rating organizations, is deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Fitch or Aa or better by Moody's or, if unrated by such rating organizations, are deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic banks which are determined to be of high quality by Wright pursuant to procedures established by the Trustees. The funds may invest in instruments and obligations of banks that have other relationships with the funds or Wright. No preference will be shown towards investing in banks which have such relationships.

Mortgage-Related Securities - WCIF may invest in mortgage-related securities, including collateralized mortgage obligations ("CMOs") and other mortgage-related securities. These securities will either be issued by the U.S. Government or one of its agencies or instrumentalities, or by corporate issuers. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include but are not limited to the GNMA, Fannie Mae and FHLMC.

GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. Although the U.S. Government has recently provided financial support to Fannie Mae and FHLMC, no assurance can be given that the U.S. Government will provide financial support in the future to securities not backed by the full faith and credit of the U.S. Government. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. In addition, WCIF may invest in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government, its agencies, instrumentalities or its sponsored corporations; and privately-issued mortgage-backed and asset-backed securities of any maturity or type (rated at the time of investment BBB- by S&P and Fitch or Baa3 by Moody's, or higher, or of comparable quality if unrated at the time of investment). The funds do not invest in the residual classes of CMOs, stripped mortgage-related securities, leveraged floating rate instruments or indexed securities.

Mortgage-related securities represent participation interests in pools of adjustable and fixed mortgage loans. Unlike conventional debt obligations, mortgage-related securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-related securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, a fund may fail to recover the full amount of its investment in mortgage-related securities purchased at a premium, notwithstanding any direct or indirect governmental or agency guarantee. The fund may realize a gain on mortgage-related securities purchased at a discount. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-related securities are less effective than conventional bonds in "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. Extending the average life of a mortgage related security increases the risk of depreciation due to future increases in market interest rates.

A fund's investments in mortgage-related securities may include conventional mortgage pass-through securities and certain classes of multiple class CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

Different types of mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

Asset-Backed Securities - Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.

Lending Portfolio Securities - All of the funds in the Equity Trust may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the

Securities and Exchange Commission, such loans are required to be secured continuously by collateral in cash or liquid assets held by the fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The fund would have the right to call a loan at any time and obtain the securities loaned no later than at the end of the customary settlement date. The fund would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.

During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest, if any, on investment of the collateral. However, the fund may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders' fees to third parties. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Adviser decides to make securities loans, the value of the securities loaned will not exceed 30% of the fund's total assets.

The Equity Trust may establish a securities lending arrangement with a securities lending agent in which a fund may lend portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral could be invested in government securities. The funds would earn interest on the amount invested in the portfolio, but would be required to pay or receive from a broker a rebate fee, depending on the securities loaned, computed as a varying percentage of the collateral received. The broker fees and interest income earned would be offset by the broker rebate fees paid. In the event of counterparty default, the funds would be subject to potential losses if they are delayed or prevented from exercising their right to dispose of the collateral. The funds would bear the risk in the event that invested collateral are not sufficient to meet obligations due on loans. The funds would have the right under a securities lending agreement to recover the securities from the borrower on demand.

New Liquidity Risk Management Rules - In October 2016, the Securities and Exchange Commission adopted new liquidity risk management rules that will require significant compliance oversight and potentially change the way open-end funds, such as the funds, address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets. The rules require open-end funds to adopt liquidity risk management programs, and provide additional disclosures about a fund's redemptions and liquidity risk. The funds will be required to comply with the new rules by December 1, 2018. The Securities and Exchange Commission also adopted rules that permit an open-end fund (other than an exchange-traded fund or a money market fund) to implement "swing pricing," which allows a fund to adjust its net asset value for the transaction costs related to a large volume of subscriptions and redemptions. The precise impact the rules will have on the funds, and on the open-end fund industry, has not yet been determined, but any related changes may negatively affect the funds' expenses, yield and return potential.

Additional Information about the Trusts

Unless otherwise defined herein, capitalized terms have the meaning given them in the Prospectus.

Each Trust is an open-end, management investment company organized as a Massachusetts business trust. The Wright Managed Equity Trust was organized in 1982 and has the three series described herein: Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund. The Wright Managed Income Trust was organized in 1983 and has the one series described herein: the Wright Current Income Fund. The Trusts' series are collectively referred to as the "funds." Each fund is a diversified fund.

Each Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of a particular fund is affected, a majority of such fund's outstanding shares. The Trustees are authorized to make amendments to each Declaration of Trust that do not have a material adverse effect on the financial interests of shareholders. Each Trust or series may be terminated upon the sale of the Trust's or series' assets to another diversified open-end management investment company, if approved by vote of a majority of the Trust's Trustees. Each Trust or series may be terminated upon liquidation and distribution of the assets of the Trust or series, if approved by a majority of the Trustees. If not so terminated, each Trust or series may continue indefinitely.

Each Trust's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in either Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trusts are organizations of the type commonly known as "Massachusetts business trusts." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself would be unable to meet its obligations. The risk of any shareholder incurring any liability for the obligations of a Trust is extremely remote. The Adviser does not consider this risk to be material.

Investment Restrictions

The following investment restrictions have been adopted by each Trust and may be changed as to a fund only by the vote of a majority of the fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the fund if the holders of more than 50% of the shares, are present or represented at the meeting or (b) more than 50% of the shares of the fund. Accordingly, the funds may not:

(1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940. In addition, a fund may not issue bonds, debentures or senior equity securities, other than shares of beneficial interest;

(2) With respect to 75% of the total assets of a fund, purchase the securities of any issuer if such purchase would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) Purchase securities on margin (but a fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

(4) Purchase or sell real estate, although a fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities other than currency, excluding financial futures contracts and options on these financial futures contracts;

(6) Make an investment in any one industry that would cause investments in such industry to equal or exceed 25% of the fund's total assets taken at market value at the time of such investment (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

(7) Underwrite or participate in the marketing of securities of others; and

(8) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities.

Nonfundamental Investment Restrictions - In addition to the foregoing fundamental investment restrictions, each Trust has adopted the following nonfundamental policies which may be amended or rescinded by the vote of a majority of the Trust's Board of Trustees without shareholder approval. The funds may not:

(a) Invest more than 15% of the fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, but excluding commercial paper offered in reliance on Section 4(2) of the 1933 Act.

(b) Purchase additional securities if the fund's borrowings exceed 5% of its total assets;

(c) Make short sales of securities, except short sales against the box; and

(d) For purposes of fundamental investment restriction no. 6, the Trusts consider utility companies, gas, electric, water and telephone companies as separate industries; except that, with respect to any fund which has a policy of being primarily invested in obligations whose interest income is exempt from federal income tax, the restriction shall be that the Trust will not purchase for that fund either (i) pollution control and industrial development bonds issued by non-governmental users or (ii) securities whose interest income is not exempt from federal income tax, if in either case the purchase would cause more than 25% of the market value of the assets of the fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.

Except for the restriction on borrowing described in the above paragraph, if a percentage restriction contained in any fund's investment policies is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the fund's net assets will not be considered a violation of such restriction. If such a change causes a fund to exceed its percentage limitation on illiquid investments, the fund will reduce these investments, in an orderly manner, to a level that does not exceed this limitation.

The Equity Trust on behalf of Wright Major Blue Chip Equities Fund has adopted the following nonfundamental investment restriction.

•The funds may not acquire the securities of a registered open-end investment company or a registered unit investment trust in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Each fund has adopted the following non-fundamental investment policies which may be changed by the Trustees without approval by the fund's shareholders:

•The 1940 Act currently allows a fund to borrow (1) for any reason from banks or by entering into reverse repurchase agreements in an amount not exceeding one-third of the fund's total assets and (2) for temporary purposes (presumed to mean not more than 60 days). If a fund's borrowings under clause (1) later exceeds one-third of the fund's total assets, the fund must reduce its borrowings below this level within three days (excluding Sundays and holidays).

•Each fund has adopted a policy to give shareholders at least 60 days written notice of any name-related investment policy changes.

Management and Organization

Fund Management. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "Independent Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and each principal officer is 177 West Putnam Avenue, Greenwich, CT 06830-5203.

Board Structure. Each Board is comprised of three Trustees, two of whom (67%) are not "interested persons" (as that term is defined in the 1940 Act) of the fund (i.e., Independent Trustees). The Boards have appointed Mr. Donovan (an interested Trustee) as their Chair and President. The Boards have established three standing committees: the Independent Trustees' Committee, the Audit Committee, and the Governance Committee. Each such committee is chaired by, and composed entirely of, Independent Trustees. See "Committees" below for a further description of the composition, duties and responsibilities of these committees. The Boards have established the position of Lead Independent Trustee and have appointed Mr. Clarke as the Lead Independent Trustee. The Lead Independent Trustee, among other responsibilities, chairs meetings of the Independent Trustees' Committee, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust's management between Board meetings.

The Trustees and the members of the Boards' committees annually evaluate the performance of the Boards and the committees, which evaluation includes considering the effectiveness of the Boards' committee structure. The Boards believe that their leadership structure, including an interested Trustee as the Chair and an Independent Trustee as the Lead Independent Trustee, is appropriate in light of the asset size of the Trusts, the number of funds offered by the Trusts, and the nature of their business, and is consistent with industry practices. In particular, the Boards believe that having a super-majority of Independent Trustees is appropriate and in the best interests of fund shareholders. The Boards, including the Independent Trustees, believe the existing structure enables them to exercise effective oversight over the funds and their operations and to access the expertise and views of the Chief Executive Officer of the Adviser and Wright Investors' Service Distributors, Inc., the principal underwriter of the funds ("WISDI" or the "Distributor").

Definition:

The "Winthrop Corporation" refers to The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trusts	Term* of Office and Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Trustee/ Director/ Partnership/ Employment
Interested Trustee
Peter M. Donovan** Born: 1943	President and Trustee	President and Trustee since Inception	Executive Chairman of Wright Investors' Services, Inc. and The Winthrop Corporation, since December 2015. Director of Wright Investors' Service, Inc. and The Winthrop Corp. since 1984, Director, WISDI since 1988. CEO and President of Wright Investors' Service, Inc and The Winthrop Corp. 1996-December 2015; Director, Wright Investors' Service Holdings, Inc.; Authorized Representative of Wright Private Asset Management; Chairman of The Winthrop Corp. November 2002-December 2012; President of 4 funds managed by Wright.	4	None

* Trustees serve an indefinite term. Officers are elected annually.

** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Executive Chairman and Director of Wright and The Winthrop Corporation, and Director of WISDI.

Name, Address and Age	Position(s) with the Trusts	Term* of Office and Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Trustee/ Director/ Partnership/ Employment
Independent Trustees
James J. Clarke, Ph.D. Born: 1941	Trustee and Chairman of the Audit Committee, Independent Trustees' Committee and Governance Committee	Trustee since December, 2002	Principal, Clarke Consulting (bank consultant - financial management and strategic planning); Director, Reliance Bank, Altoona PA since August 1995; Director - Quaint Oak Bank, Southampton, PA since 2007; Director - Phoenixville Federal Bank & Trust, Phoenixville, PA since 2011.	4	None
Richard E. Taber Born: 1948	Trustee	Trustee since March, 1997	Retired; Chairman and Chief Executive Officer of First County Bank, Stamford, CT through 2011, Director, First County Bank since 2011.	4	None
Principal Officers who are not Trustees
Michael J. McKeen Born: 1971	Treasurer	Treasurer of the Trusts since March, 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008; Officer of four funds managed by Wright.
Gino Malaspina Born: 1968	Secretary	Secretary of the Trusts since November, 2016	Senior Counsel, Atlantic since June 2014; Senior Counsel and Managing Director, Cipperman & Company/Cipperman Compliance Services, LLC, 2010-2014; and Associate, Stradley Ronon Stevens & Young, LLP, 2009-2010.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Chief Compliance Officer of the Trusts since September, 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008.

* Trustees serve an indefinite term. Officers are elected annually.

The Boards believe that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties. A Trustee's ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trusts, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that further support the conclusion that each person is qualified to serve as a Trustee.

Mr. Clarke has served as an Independent Trustee on the Boards since 2002. His relevant experience includes being or having been a Principal at a consulting firm focusing on bank financial management and strategic planning; a Director of two banks; and an Associate Professor of Finance at Villanova University.

Mr. Donovan has served as an interested Trustee on the Boards since their inception. His relevant experience includes being the Executive Chairman and Director of the Adviser and of The Winthrop Corporation; and Director of the Distributor.

Mr. Taber has served as an Independent Trustee on the Boards since 1997. His relevant experience includes being the Chairman and Chief Executive Officer of a bank.

Risk Oversight. As part of their responsibilities for oversight of the funds, the Boards oversee risk management of each fund's investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the funds' Adviser and other service providers (depending on the nature of the risk). The funds are subject to a number of risks, including investment, compliance, valuation and operational risks. The Boards interact with and review reports from the Adviser, the independent registered public accounting firm for the funds and administrator regarding risks faced by the funds and the service providers' risk functions.

The Boards perform their oversight responsibilities as part of their Board and Committee activities. The Boards have delegated to the Audit Committee oversight responsibility of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements as they relate to the financial statements, the independent registered public accounting firm's qualifications and independence, the funds' internal controls over financial reporting, the funds' disclosure controls and procedures and the funds' code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Boards for discussion and action.

The Boards, including the Independent Trustees, have approved procedures for the fair valuation of securities and have delegated responsibility to the Adviser for the fair valuation of investments in accordance with valuation guidelines adopted by the Boards. The Boards retain primary responsibility for overseeing the valuation process and review the valuation guidelines from time to time to determine their adequacy and assess whether any changes are necessary or appropriate.

The Boards, including the Independent Trustees, have approved the funds' compliance program and appointed the funds' Chief Compliance Officer, who is responsible for testing the compliance procedures of the funds and certain of their service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Boards regarding compliance matters relating to the funds, and the Chief Compliance Officer annually assesses (and reports to the Boards regarding) the operation of the funds' compliance program. The Independent Trustees meet at least annually with the Chief Compliance Officer outside the presence of management. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. In developing the Boards' leadership structure, the Boards considered their role in overseeing risk management.

Compensation of Trustees and Officers. The fees and expenses of those Trustees of the Trusts (Messrs. Clarke and Taber) who are not interested persons of the Trusts are paid by the Trusts. Trustees who are employees of Wright receive no compensation from the Trusts. The Trusts do not have a retirement plan for the Trustees. For Trustee compensation from the Trusts for the fiscal year ended December 31, 2016, see the following table.

COMPENSATION TABLE

Fiscal Year Ended December 31, 2016

THE WRIGHT MANAGED EQUITY TRUST - 3 Funds
THE WRIGHT MANAGED INCOME TRUST - 1 Fund

	Aggregate Compensation from
Trustees	The Wright Managed Equity Trust	The Wright Managed Income Trust	Funds and Funds Complex(1)
James J. Clarke	$15,000	$5,000	$20,000
Dorcas R. Hardy (2)	$16,500	$5,500	$22,000
Richard E. Taber	$13,500	$4,500	$18,000
(1) As of May 1, 2017, the Wright fund complex consists of 4 funds. (2) Ms. Hardy resigned as Trustee effective December 1, 2016.

Committees. Each Trust's Board of Trustees has established an Independent Trustees' Committee, a Governance Committee, and an Audit Committee, each consisting of all of the Independent Trustees who are Messrs. Clarke and Taber. Mr. Clarke is Chairman of the Independent Trustees' Committee, Governance Committee and Audit Committee. The responsibilities of the Independent Trustees' Committee include those of a contract review committee for consideration of renewals or changes in the investment advisory agreements, distribution agreements and distribution plans and other agreements as appropriate. The responsibilities of the Governance Committee include nomination of candidates for selection as Independent Trustees of the Trusts and their committees, and to establish policies and procedures relating to all Board service matters (including compensation), as well as other matters concerning Trust governance. The responsibilities of the Audit Committee are: (a) to oversee the Trusts' accounting and financial reporting practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof; and (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees. In the fiscal year ended December 31, 2016, the Independent Trustees' Committee convened four times, the Audit Committee convened two times and the Governance Committee convened once.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner.

The Trustees, including the Independent Trustees, considered the adoption of the Investment Advisory Contract between each Trust and Wright at a meeting held for that purpose on March 16, 2017.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each fund and in all Wright Managed Investment Funds overseen by the Trustee as of December 31, 2016.

As of April 3, 2017, the Trustees and officers of the funds collectively owned less than 4% of the securities of WIBC, less than 3% of WMBC, less than 2% of WSBC and less than 1% of the securities of WCIF.

Interested Trustee

Trustee Name and Dollar Range of Equity Securities Owned
Fund Name	Donovan
WSBC	Over $100,000
WMBC	Over $100,000
WIBC	Over $100,000
WCIF	Over $100,000
Aggregate Dollar Range of Equity Securities Owned in all Registered Funds Overseen by Trustee in the Wright Fund Complex	Over $100,000

Independent Trustees

Trustee Name and Dollar Range of Equity Securities Owned
Fund Name	Clarke	Taber
WSBC	$10,001-$50,000	Over $100,000
WMBC	None	$50,001-$100,000
WIBC	Over $100,000	$50,001-$100,000
WCIF	None	None
Aggregate Dollar Range of Equity Securities Owned in all Registered Funds Overseen by Trustee in the Wright Fund Complex	Over $100,000	Over $100,000

During the calendar years ended December 31, 2014, 2015 and 2016, no Independent Trustee (or any of their immediate family members) had:

1. Any direct or indirect interest in Wright, The Winthrop Corporation or WISDI or any person controlling, controlled by or under common control with Wright, The Winthrop Corporation or WISDI;

2. Any direct or indirect material interest in any transaction or series of similar transactions with either Trust or any fund, or any person controlling, controlled by or under common control with Wright, The Winthrop Corporation or WISDI or any officer of the above; or

3. Any direct relationship with either Trust or any fund, or any person controlling, controlled by or under common control with Wright, The Winthrop Corporation or WISDI or any officer of the above.

Control Persons and Principal Holders of Shares

As of April 5, 2017, the following shareholders were record holders of the following percentages of the outstanding shares of the funds:

EQUITY TRUST	Percent of Outstanding Shares Owned
	WSBC	WMBC	WIBC
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	7.32%	11.59%	10.05%
COUNSEL TRUST CO PLUMBERS LOCAL 112 ANNUITY FUND	5.05%	29.97%	12.03%
CHARLES SCHWAB CO INC	7.71%	—	6.95%
CLOUDCO FBO THE CITIZENS NATIONAL BANK	5.50%	—	—
ESSA BANK TRUST	5.33%	—	—

EQUITY TRUST	Percent of Outstanding Shares Owned
	WSBC	WMBC	WIBC
UBS FINANCIAL SERVICES INC FBO BRIDGEPORT POLICE PENSION DEFINED BENEFIT CITY OF BRIDGEPORT	—	—	20.10%
NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF 0UR CLIENTS	—	—	8.14%

INCOME TRUST	Percent of Outstanding Shares Owned
WCIF
FIRST NATIONAL HUNTSVILLE COMPANY	9.48%
CHARLES SCHWAB CO INC	8.03%
ESSA BANK TRUST	6.86%
MERCTAVISH CO CO MERCANTILE BANK	5.61%
FALCON INTERNATIONAL BANK	5.29%

As of April 5, 2017, to the knowledge of each Trust, no other person owned of record or beneficially 5% or more of a fund's outstanding shares as of such date.

Investment Advisory and Administrative Services

The Trusts have engaged Wright to act as investment adviser to the funds pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Wright is a wholly owned subsidiary of The Winthrop Corporation, a Connecticut corporation. On December 19, 2012, The Winthrop Corporation merged with a wholly owned subsidiary of National Patent Development Corporation ("NPDC"). On February 4, 2013, NPDC changed its name to Wright Investors' Service Holdings, Inc. ("WISHI"). WISHI is a publicly traded holding company that wholly owns and therefore controls The Winthrop Corporation following the merger.

As a result of the change in control during the merger, each fund's prior investment advisory agreement terminated by operation of law, and Wright entered into its current investment advisory agreement and related expense limitation agreement with each fund. The services provided by Wright and the rate at which the advisory fee is paid by each fund under the new agreement are the same as under the prior investment advisory agreement. In addition, the other terms of the new agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. No change in any fund's portfolio manager or senior management at Wright occurred in connection with the merger.

The Winthrop Corporation, through its subsidiaries and affiliates, continues to engage primarily in investment management, administration and marketing. Wright furnishes each fund with investment advice and management services, as described below.

Pursuant to the Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the funds, will furnish continuously an investment program with respect to the funds, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the funds investment advice and management services, office space, equipment, clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Wright organization to serve without salary as officers or Trustees. In return for these services, each fund is obligated to pay a monthly advisory fee calculated at the rates set forth in the current Prospectus.

The Adviser, the Distributor and the funds have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Wright employees and certain other officers of the funds may purchase and sell securities subject to certain pre-clearance and reporting requirements and other procedures. These Codes of Ethics are on public file with, and available from, the Securities and Exchange Commission.

The following table sets forth the net assets of each fund at December 31, 2016, and the advisory fee paid by the funds during the fiscal years ended December 31, 2016, 2015 and 2014.

	Aggregate Net Assets at December 31, 2016	Advisory Fees Paid for the Fiscal Year Ended December 31
		2016	2015	2014
THE WRIGHT MANAGED EQUITY TRUST
WSBC	$33,945,237	$230,087	$233,694	$234,545
WMBC(1)	$11,616,277	$72,212	$85,386	$104,798
WIBC(2)	$17,340,289	$175,601	$227,233	$252,055
THE WRIGHT MANAGED INCOME TRUST
WCIF(3)	$58,705,170	$301,530	$303,213	$270,530

(1) To enhance the net income of the fund, Wright waived advisory fees of $66,135, $56,925 and $36,177 for the years ended December 31, 2016, 2015 and 2014, respectively.

(2) To enhance the net income of the fund, Wright waived advisory fees of $29,589 and $1,261 for the years ended December 31, 2016 and 2015, respectively.

(3) To enhance the net income of the fund, Wright waived advisory fees of $4,458, $22,991 and $53,167 for the years ended December 31, 2016, 2015 and 2014, respectively.

As of December 1, 2009, the Trusts engaged Wright to serve as the funds' administrator pursuant to a separate Administration Agreement. Pursuant to a Sub-Administration Agreement dated December 1, 2009, the administrator engaged Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services; "Atlantic") of Portland, ME as sub-administrator of the funds to perform such of the acts and services of the administrator as may be agreed upon between the administrator and sub-administrator. The following table sets forth the administration fee rates paid for the three fiscal years ended December 31.

	Fee Paid as a % of Average Daily Net Assets for the Fiscal Year Ended December 31, 2016	Administration Fees Paid by the Funds for the Fiscal Year Ended December 31
		2016	2015	2014
THE WRIGHT MANAGED EQUITY TRUST
WSBC	0.12%	$46,018	$46,739	$46,909
WMBC	0.12%	$14,443	$17,077	$20,960
WIBC	0.17%	$37,315	$48,287	$53,561
THE WRIGHT MANAGED INCOME TRUST
WCIF	0.09%	$60,305	$60,644	$54,107

In addition to the fees payable to the service providers described herein, the funds are responsible for usual and customary expenses associated with their respective operations not otherwise payable by Wright. These include, among other things, organization expenses, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, interest, taxes and extraordinary expenses (such as for litigation). For each fund, such expenses also include printing and mailing reports, notices and proxy statements to shareholders and registration fees under federal securities laws and the cost of providing required notices to state securities administrators.

Each Investment Advisory Contract may be continued from year to year so long as such continuance after the initial two-year period is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the respective funds. The Administration Agreement may be continued from year to year so long as such continuance is approved annually by the vote of a majority of the Trustees. The agreement may be terminated at any time without penalty on sixty (60) days written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of the affected fund, and will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust, under such agreement on the part of Wright, Wright will not be liable to the Trust for any loss incurred.

The portfolio managers responsible for the day-to-day management of each fund are: M. Anthony E. van Daalen for the Wright Current Income Fund, and Amit S. Khandwala for the Wright International Blue Chip Equities Fund, the Wright Selected Blue Chip Equities Fund and the Wright Major Blue Chip Equities Fund. Each manager is a member of Wright's Investment Committee that controls the investment process. Each manager also has the responsibility for managing portfolios for other clients of the Adviser.

The table below shows the number of accounts each portfolio manager managed and the total assets in the accounts in each listed category at the end of December 2016. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of Accounts	Total Assets Mil$	Number of Accounts Paying a Performance Fee	Total Assets Paying a Performance Fee Mil$
WRIGHT CURRENT INCOME FUND
M. Anthony E. van Daalen

Registered Investment Companies	1	58.6	0	0
Other Accounts	0	0	0	0

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Amit S. Khandwala

Registered Investment Companies	1	17.4	0	0
Other Accounts	0	0	0	0

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Amit S. Khandwala

Registered Investment Companies	1	11.6	0	0
Other Accounts	203	174.3	0	0

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Amit S. Khandwala

Registered Investment Companies	1	33.9	0	0
Other Accounts	9	9.5	0	0

The following table shows the dollar range of shares of a fund beneficially owned by a portfolio manager of a fund and in all Wright Managed Investment Funds as of December 31, 2016:

Fund Name and Portfolio Manager	Dollar Range of Securities Owned in the Fund	Aggregate Dollar Range of Securities Owned in all Registered Funds in the Wright Managed Investment Funds
WSBC
Amit S. Khandwala	$10,001-50,000	$100,001-500,000
M. Anthony E. van Daalen	$10,001-50,000	$100,001-500,000

WMBC
Amit S. Khandwala	$10,001-50,000	$100,001-500,000
M. Anthony E. van Daalen	$10,001-50,000	$100,001-500,000

WIBC
Amit S. Khandwala	$50,001-100,000	$100,001-500,000
M. Anthony E. van Daalen	$50,001-100,000	$100,001-500,000

WCIF

Fund Name and Portfolio Manager	Dollar Range of Securities Owned in the Fund	Aggregate Dollar Range of Securities Owned in all Registered Funds in the Wright Managed Investment Funds
Amit S. Khandwala	$10,001-50,000	$100,001-500,000
M. Anthony E. van Daalen	$10,001-50,000	$100,001-500,000

Conflicts of interest may arise in connection with the portfolio managers' management of a fund portfolio and the investments of other accounts for which the portfolio manager is responsible. An example may be in allocating management time and resources or due to differences in restrictions between the fund and other similar accounts. Whenever conflicts of interest arise, the portfolio manager will do his best to exercise discretion in a manner that he believes is equitable to all interested persons.

Compensation Structure. The Adviser compensates its portfolio managers by paying a base salary. They may also receive stock-based incentives. They receive other benefits, such as insurance, which are broadly available to all the Adviser's employees. Compensation of the investment professionals is generally reviewed on an annual basis.

The compensation of portfolio managers will include consideration of any additional responsibilities and the manager's performance in meeting them.

Proxy Voting Policy. The Board of Trustees of each Trust have adopted a Proxy Voting Policy and Procedures (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the funds' Adviser and adopted the Adviser's Proxy Voting Policies and Procedures (the "Policies") which are described below. At each quarterly meeting of the Board, Wright shall submit a report describing any issues arising under the Policies since the last report to the Board and any proxy votes taken by Wright on behalf of the funds since the last report to the Board that were exceptions from the Policies, and the reasons for any such exceptions.

No less frequently than annually, Wright shall furnish the Board, and the Board shall consider, a written report identifying any recommended changes in the existing Policies, evolving industry practices and developments in applicable laws or regulations.

In the event that a potential conflict of interest arises between the funds' shareholders and Wright and its affiliates, directors, officers, and employees, the Chief Compliance Officer of Wright shall assess the materiality of such conflict. The Chief Compliance Officer of Wright shall perform this assessment on a proposal-by-proposal basis, and if a potential conflict is deemed to exist shall promptly report the matter to the Chief Executive Officer ("CEO") of Wright. The CEO of Wright shall determine whether a potential conflict exists and is authorized to resolve any such potential conflict in a manner that is in the collective best interests of the funds and Wright's other clients (excluding any client that may have a potential conflict). The CEO may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Policies, Wright may vote the proxy in accordance with the pre-determined policies and guidelines set forth in these Policies; provided that such pre-determined policies and guidelines involve little discretion on the part of Wright; (ii) Wright may engage an independent third-party to determine how the proxy should be voted; or (iii) Wright may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the persons(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Wright generally will vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Nevertheless, actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote. The Policies include voting guidelines on matters relating to, among other things, auditor independence, election of directors, executive compensation, corporate structure and anti-takeover measures. Wright may abstain from voting from time to time when it determines that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant, or that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For a copy of the Proxy Voting Policies and Procedures see Appendix B. Information on how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling 1-800-555-0644 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Disclosure of Portfolio Holdings and Related Information

In accordance with rules established by the SEC, the funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The funds' complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling 1-800-SEC-0330). After filing, the funds' portfolio holdings as reported in annual and semi-annual reports are also available on Wright's website at www.wrightinvestorsservice.com and are available upon request at no additional cost by contacting Wright at 1-800-555-0644.

In addition to the disclosure of complete portfolio holdings, a list of equity holdings grouped by industry at the end of each calendar quarter is published for each Equity Fund as soon as practicable after the end of the quarter. Initial publication is in the form of a "fact sheet" which is available on Wright's website. The listing does not include the amount or value of the holdings but does indicate the percentage that each industry represents in the portfolio.

The portfolio holdings of the funds and other information concerning portfolio characteristics may be considered material non-public information. The funds have adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the funds. The funds or the Adviser may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this Statement of Additional Information are (1) affiliated and unaffiliated service providers (including the Adviser, custodian, administrator, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; (2) other persons who owe a fiduciary or other duty of trust or confidence to the funds (such as fund legal counsel and independent registered public accounting firms); or (3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the funds and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the Adviser, proxy evaluation vendors, pricing services and translation services). The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. Such service providers are subject to duties of confidentiality arising under law or contract. The funds, the Adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the funds' portfolio holdings.

Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made in accordance with the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to this Statement of Additional Information.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the funds to existing and prospective fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading fund shares and/or portfolio securities held by the funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the funds.

Custodian and Transfer Agent

MUFG Union Bank, N.A. ("Union Bank"), 350 California Street, San Francisco, CA 94101, acts as custodian for the funds. Union Bank has the custody of all cash and securities of the funds. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the funds' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the funds.

The Funds have jointly entered into a joint line of credit ("a Joint Credit Facility") with Union Bank whereby the funds can borrow money in order to meet redemption requests by shareholders and meet short term liquidity needs caused by such redemptions. The Board of Trustees has adopted a Joint Credit Facility Policy to ensure the participation by each Fund in the Joint Credit Facility is fair and equitable and in the best interest of each Fund.

Atlantic Fund Services, P.O. Box 588, Portland, ME 04112 is the funds' transfer agent. Atlantic also maintains the general ledgers as the fund accounting provider and computes the daily net asset value per share.

Independent Registered Public Accounting Firm

BBD, LLP is the Trusts' independent registered public accounting firm, providing audit and related services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

Brokerage Allocation

Wright places the portfolio security transactions for each fund, which in some cases may be affected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing all or less than all of their accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the funds to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if it should attempt to develop comparable services and information through its own staffs.

This policy is consistent with a rule of the Financial Industry Regulatory Authority (FINRA), which rule provides that no firm which is a member of the Association may favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Under the Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. This authority will not be exercised, however, until the Prospectus or this Statement of Additional Information has been supplemented or amended to disclose the conditions under which Wright proposes to do so.

The Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges a fund a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.

During the fiscal years ended December 31, 2016, 2015 and 2014, the Equity Funds paid the following aggregate brokerage commissions on portfolio transactions.

	2016	2015	2014
WSBC	$69,806	$39,508	$51,722
WMBC	$8,415	$21,344	$15,218
WIBC	$12,960	$8,677	$16,589

It is expected that purchases and sales of portfolio investments by the Wright Current Income Fund will be with the issuers or with major dealers in debt instruments acting as principal, and that the funds will normally pay no brokerage commissions. The cost of securities purchased from underwriters includes a disclosed, fixed underwriting commission or concession, and the prices for which securities are purchased from and sold to dealers usually include an undisclosed dealer mark-up or mark-down. During the fiscal years ended December 31, 2016, 2015 and 2014, the Wright Current Income Fund paid no brokerage commissions.

Pricing of Shares

For a description of how the funds value their Shares, see "Information About Your Account - How the Funds Value their Shares" in the funds' current Prospectus. The funds value securities with a remaining maturity of 60 days or less by the amortized cost method. The amortized cost method involves initially valuing a security at its cost (or its fair market value on the sixty-first day prior to maturity) and thereafter assuming a constant amortization to maturity of any discount or premium, without regard to unrealized appreciation or depreciation in the market value of the security.

The funds will not price securities on the following national holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Portfolio Turnover

The frequency of portfolio transactions of the funds (the portfolio turnover rate) will vary from year to year depending on many factors. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the funds and a possible increase in short-term capital gains or losses. The Wright Major Blue Chip Fund's portfolio turnover rate differed over the two most recent fiscal years mainly due to asset allocation changes in the Adviser's investment strategy.

Principal Underwriter

Each Trust has adopted a Distribution Plan as defined in Rule 12b-1 under the 1940 Act (the "Plan") on behalf of its funds with respect to each fund's shares. Each Plan was initially approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interests in the operation of the Trust's Plan (the "12b-1 Trustees") and most recently amended with the approval of the Trustees, including a majority of the independent Trustees, and each fund's shareholders on January 22, 1997. Each Trust's Plan specifically authorizes each fund to pay direct and indirect expenses incurred by any separate distributor or distributors under agreement with the Trust in activities primarily intended to result in the sale of its shares. The expenses of such activities are limited to 0.25% per annum of each fund's average daily net assets attributable to the shares. Payments under the Plan are reflected as an expense in each fund's financial statements.

Each Trust has entered into a distribution contract on behalf of its funds with respect to the funds' shares with its principal underwriter, WISDI, 177 West Putnam Avenue, Greenwich, CT 06830-5203, a wholly owned subsidiary of The Winthrop Corporation, providing for WISDI to act as a separate distributor of each fund's shares.

Each fund will pay 0.25% of its average daily net assets attributable to Standard Shares, to WISDI for distribution activities on behalf of the fund in connection with the sale of its shares. WISDI will provide on a quarterly basis documentation concerning the expenses of such activities. Documented expenses of a fund may include compensation paid to and out-of-pocket disbursements of officers, employees or sales representatives of WISDI, including allocable overhead, telephone costs, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising of any type intended to enhance the sale of shares of the fund and interest or other financing charges. Subject to the 0.25% per annum limitation imposed on shares by each Trust's Plan, a fund may pay separately for expenses of activities primarily intended to result in the sale of the fund's shares. It is contemplated that the payments for distribution described above will be made directly to WISDI. If the distribution payments to WISDI exceed its expenses, WISDI may realize a profit from these arrangements. Mr. Donovan, President, and a Trustee of each Trust and Executive Chairman and Director of Wright and The Winthrop Corporation, is a Director of WISDI.

It is the opinion of the Trustees and officers of each Trust that the following are not expenses primarily intended to result in the sale of shares issued by any fund: fees and expenses of registering shares of the fund under federal or state laws regulating the sale of securities and fees and expenses of preparing and setting in type the Trust's registration statement under the Securities Act of 1933. Should such expenses be deemed by a court or agency having jurisdiction to be expenses primarily intended to result in the sale of shares issued by a fund, they will be considered to be expenses contemplated by and included in the Plan but not subject to the 0.25% per annum limitation described herein.

Under each Trust's Plan, the President or Vice President of the Trust will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. For the fiscal year ended December 31, 2016, it is estimated that WISDI spent approximately the following amounts on behalf of The Wright Managed Investment Funds, including the funds in the Trusts:

WISDI Financial Summaries for the Year 2016

FUNDS	Promotional	Printing & Mailing Prospectuses	Travel & Entertainment	Commissions & Service Fees	Administration & Other	TOTAL

THE WRIGHT MANAGED EQUITY TRUST
Wright Selected Blue Chip Equities Fund (WSBC)	$0	$170	$8,183	$64,352	$16,514	$89,219
Wright Major Blue Chip Equities Fund (WMBC)	$0	$0	$0	$0	$0	$0
Wright International Blue Chip Equities Fund(WIBC)	$0	$3	$323	$1,423	$0	$1,749

THE WRIGHT MANAGED INCOME TRUST
Wright Current Income Fund (WCIF)	$0	$225	$3,065	$4,717	$0	$8,007

The following table shows the distribution expenses allowable to WISDI and paid by each fund during the year ended December 31, 2016.

	Distribution Expenses Allowable	Distribution Expenses Paid by Fund	Distribution Expenses Paid As a % of Fund's Average Net Assets		Distribution Expenses Allowable	Distribution Expenses Paid By Fund	Distribution Expenses Paid As a % of Fund's Average Net Assets
THE WRIGHT MANAGED EQUITY TRUST				THE WRIGHT MANAGED INCOME TRUST
WSBC	$95,870	$89,218	0.23%	WCIF	$167,516	$8,007	0.01%
WMBC	$30,088	-	0.00%
WIBC	$54,875	$1,748	0.01%

Under its terms, each Trust's Plan remains in effect from year to year, provided such continuance is approved annually by a vote of its Trustees, including a majority of the 12b-1 Trustees. Each Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding shares and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. Each Trust's Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities. If a Plan is terminated, the respective fund would stop paying the distribution fee and the Trustees would consider other methods of financing the distribution of the fund's shares. So long as a Trust's Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not such interested persons. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Trust and the holders of shares.

Service Plans

The Service Plans were adopted on behalf of the funds by the Trustees of each Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Trust's Service Plan (the "Plan Trustees"), on January 22, 1997, and will continue in effect from year to year, provided such continuance is approved annually by a vote of the respective Trust's Trustees, including a majority of the Plan Trustees. Each Service Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trustees of the appropriate Trust who are not interested persons of that Trust and who have no direct or indirect financial interest in the operation of the Service Plan. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Service Plan will benefit the funds in each respective Trust and each fund's shareholders.

For the fiscal year ended December 31, 2016, the funds did not accrue or pay any service fees.

Taxes

Each fund is treated as a separate entity for accounting and tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If a fund did not qualify as a regulated investment company, but were eligible for statutory relief, the fund might be required to pay penalty taxes and/or to dispose of certain assets in order to continue to qualify as a regulated investment company. If a fund were not eligible for such relief or were not to choose to avail itself of such relief, the fund would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and when such income is distributed to a further tax at the shareholder level. In order to qualify for the favorable taxation as a regulated investment company for any taxable year, each fund must meet certain requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders.

Each fund also will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain other distribution requirements with respect to each calendar year. Each fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships [other than qualified publicly traded partnerships] or trusts) will generally pass through to the fund. Consequently, the funds may be required to limit their equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Any dividend declared by a fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax)

during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions of the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

As of December 31, 2016, WIBC had capital loss carryforwards, as determined for federal income tax purposes, of $34,697,416 which expire in 2017. These loss carryforwards will reduce the applicable fund's taxable income arising from future net realized capital gains, if any, to the extent they are permitted to be used under the Code and applicable Treasury regulations prior to their expiration dates, and thus will reduce the amounts of the future distributions to shareholders that would otherwise be necessary in order to relieve that fund of liability for federal income tax. Capital loss carryforwards of a fund attributable to taxable years of the fund commencing on or after December 23, 2010 now may be carried forward indefinitely to offset future capital gains of the fund. Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of a fund beginning before December 23, 2010 may not be used to offset the fund's future capital gains until all net capital losses incurred in taxable years of the fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain capital loss carryforwards attributable to taxable years of a fund beginning before December 23, 2010 may expire unutilized.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carry overs with expiration dates. Therefore, it is possible that all or a portion of a fund's pre-effective capital loss carry overs could expire unused. In addition to the amounts noted above, WMBC has a short term capital loss carry over with no expiration date of $170,512, WIBC has a short term capital loss carry over with no expiration date of $597,380 and long term capital loss carry over with no expiration date of $28,188 and WCIF has a short term capital loss carry over with no expiration date of $2,521,549 and long term capital loss carry over with no expiration date of $2,373,580.

Dividends received by WSBC and WMBC from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by such fund (except for capital gain dividends received from a fund) may be eligible for the 70% dividends received deduction generally available to corporations under the Code. Any dividends received deduction with respect to qualifying dividends received from WSBC or WMBC will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if the shares are deemed to have been held for less than the required holding period, generally 46 days, which must be satisfied over a prescribed period immediately before and after the shares become ex-dividend. In particular cases, receipt of distributions qualifying for the deduction may result in liability for the alternative minimum tax and/or, for "extraordinary dividends," reduction of the tax basis (possibly requiring current recognition of income to the extent such basis would otherwise be reduced below zero) of the corporate shareholder's shares. Dividends received from all funds other than WSBC or WMBC generally are not expected to qualify for such dividends received deduction.

A fund may be subject to withholding and other taxes imposed by foreign countries including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. All funds other than WIBC do not expect to satisfy the requirements for passing through to shareholders their pro rata shares of qualified foreign taxes paid by any fund, with the result that the shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. Section 988 of the Code may cause certain foreign exchange gains and losses realized by a fund to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

If more than 50% of WIBC's total assets at the close of any taxable year consist of stock or securities of foreign corporations, WIBC may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund (not in excess of its actual liability), with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If WIBC makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by WIBC (not in excess of the tax actually owed by WIBC) in computing their income subject to federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if WIBC makes the election described above.

If WIBC makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his taxable income. For this purpose, long-term and short-term capital gains realized and distributed to shareholders by WIBC generally will not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by WIBC that is deemed under the Code to be U.S. source income in the hands of WIBC. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and related foreign taxes. As a result of these rules, which may have different effects depending on each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by WIBC. Shareholders who are not liable for federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If WIBC does make the election, it will provide required tax information to shareholders.

If a fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock of such companies, even if all income or gain actually received by the fund is timely distributed to shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. A fund may limit and/or manage its holdings in such foreign companies to limit its tax liability or maximize its return from these investments.

WIBC's transactions in certain foreign currency options, futures or forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to WIBC, defer fund losses, cause adjustments in the holding periods of securities and convert capital gains or losses into ordinary income or losses. These rules may therefore affect the amount, timing and character of WIBC's distributions to shareholders.

If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if such fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, such fund also must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify for the tax treatment as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, each such fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

An Equity Fund may follow the tax accounting practice known as equalization, which may affect the amount, timing and character of its distributions to shareholders.

Redemptions (including exchanges) and other dispositions of fund shares in transactions that are treated as sales for tax purposes will generally result in the recognition of taxable gain or loss by shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular redemption, exchange or other disposition of fund shares is properly treated as a sale for tax purposes, as this discussion assumes. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized upon the redemption, exchange or other sale of shares of a fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains reported as capital gain dividends with respect to such shares. In addition, capital gains recognized from redemptions of fund shares generally will be included in the calculation of "net investment income" for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed further below. All or a portion of a loss realized upon the redemption, exchange or other sale of fund shares may be disallowed under "wash sale" rules to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within the period beginning 30 days before and ending 30 days after the date of such redemption, exchange or other sale.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the funds, to report to the Internal Revenue Service ("IRS") and shareholders the "cost basis" of shares acquired by shareholders on or after January 1, 2012 ("covered shares") that are redeemed, exchanged or otherwise sold on or after such date. In addition, pursuant to these rules, funds now are required to report to the IRS and to shareholders whether covered shares that are sold have a short-term (one year or less) or long-term (more than one year) holding period. These new requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules. Please note that if a shareholder is a C corporation, unless a fund has actual knowledge that it is a C corporation or it has previously notified us in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing us of its C corporation status or the fund will be obligated to presume that it is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder's account.

If a shareholder purchases fund shares directly from us on or after January 1, 2012, the cost basis for such shares will be calculated using the funds' default method of first in first out, unless the shareholder notifies the fund that the shareholder elects to use a different permissible cost basis method. If a shareholder wants to elect to use the average cost basis method for covered shares, the shareholder must notify the fund in writing (which may be done electronically) of such election. If the shareholder wishes to elect a different acceptable cost basis method (e.g., a specific identification method other than first in first out), the shareholder may notify the fund of the election either verbally or in writing. An election of a cost basis method may not be changed with respect to a redemption of covered shares after the settlement date of the redemption.

Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because the funds are not required to, and in many cases do not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by a fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form

8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance shareholders of a registered investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Unless shareholders specify otherwise, all distributions from a fund will be automatically reinvested in additional full and fractional shares of the same fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares. Dividends from investment company taxable income are taxable either as ordinary income or, if certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a 15% maximum U.S. federal income tax rate for a single shareholder with taxable income not exceeding $415,050 ($466,950 for married shareholders filing jointly/$233,750 for married shareholders filing separately) and 20% for those shareholders with taxable income exceeding those respective amounts. Distributions from net capital gain, if any, that are reported to you as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares. Dividend distributions to individual shareholders may qualify for such reduced maximum U.S. federal income tax rates to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders.

A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a fund from passive foreign investment companies will not qualify for the reduced maximum U.S. federal income tax rates applicable to qualified dividend income.

Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% federal tax rate for a single shareholder with taxable income not exceeding $415,050 ($466,950 for married shareholders filing jointly/$233,475 for married shareholders filing separately) and 20% for those shareholders with taxable income exceeding those respective amounts on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed on the previous page. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Also, a new Medicare contribution tax generally is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends (including capital gain dividends) and capital gains recognized from the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally will be exceeded if a single individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a fund may in its sole discretion provide relevant information to shareholders.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of fund shares was debt financed or (2) the fund recognizes certain "excess inclusion income" derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the fund exceeds the fund's investment company taxable income (after taking into account the deductions for dividends paid by the fund). Furthermore, if fund shares are held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

Federal law may require that each fund withhold (as "backup withholding") at a rate of 28% for amounts paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The funds may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address special tax rules that may be applicable to particular types of investors, such as IRAs and other retirement plan accounts, as well as financial institutions, insurance companies, securities dealers, or tax-exempt or tax deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a nonresident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for certain taxable years of the fund, provided that the fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, backup withholding at the rate of 28% on certain other payments from the fund. While none of the funds expects its shares will constitute U.S. real property interests, if a fund's direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the fund's shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the fund's distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain "wash sale" rules if the shareholder disposes of fund shares just prior to a distribution and reacquires fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the fund's shares at all times within such one-year period, any such distribution by the fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under the Foreign Account Tax Compliance Act ("FATCA"), the Funds may be required to withhold 30% from payments of dividends and gross redemption proceeds by a Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners. This withholding tax is scheduled to be phased in commencing on January 1, 2014 for payments made by a Fund on or after such date.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Financial Statements

The audited financial statements of, and the independent registered public accounting firm's report for the funds appear in the funds' most recent annual report to shareholders and are incorporated by reference into this Statement of Additional Information. A copy of the funds' annual report accompanies this Statement of Additional Information.

The Wright Managed Equity Trust incorporates by reference the audited financial information for its funds for the fiscal year ended December 31, 2016, as previously filed electronically with the SEC on March 2, 2017. (Accession Number 0001435109-17-000149). The Wright Managed Income Trust incorporates by reference the audited financial information for its funds for the fiscal year ended December 31, 2016 as previously filed electronically with the SEC on March 2, 2017. (Accession Number 0001435109-17-000155).

APPENDIX A - Description of Securities Ratings

Wright Quality Ratings

Wright Quality Ratings provide the means by which the fundamental criteria for the measurement of quality of an issuer's securities can be objectively evaluated.

Each rating is based on individual measures of quality grouped into four components: (1) Investment Acceptance, (2) Financial Strength, (3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and (3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A: Outstanding, B: Excellent, C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.

Equity Securities

Investment Acceptance reflects the acceptability of a security by and its marketability among investors, and the adequacy of the floating supply of its common shares for the investment of substantial funds.

Financial Strength represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.

Profitability and Stability measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

Growth per common share of the corporation's equity capital, earnings, cash earnings, dividends, assets, and sales -- rather than the corporation's overall growth of dollar sales and income.

These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that the Wright Investment Committee must review and accept each rating. At the discretion of the Investment Committee, a computed rating may be changed to reflect relevant corporate factors.

Debt Securities

Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are most applicable to fixed income and reserve investments. The first, Financial Strength, represents the amount, the adequacy and the liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratios of (a) invested equity capital, and (b) long-term debt, total of corporate capital, the adequacy of net working capital, fixed charges coverage ratio and other appropriate criteria. The second letter represents Profitability and Stability and measures the record of a corporation's management in terms of: (a) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (b) the profits and losses of the corporation during generally adverse economic periods, and its ability to withstand adverse financial developments.

The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed-income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.

A-1 and P-1 Commercial Paper Ratings by S&P, Fitch and Moody's

A Commercial Paper Rating by S&P or Fitch is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

'A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The "A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P or Fitch by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

•Leading market positions in well-established industries.

•High rates of return on funds employed.

•Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•Well-established access to a range of financial markets and assured sources of alternate liquidity.

Bond Ratings

In addition to Wright quality ratings, bonds or bond insurers may be expected to have credit risk ratings assigned by the three major rating companies, Moody's, S&P and Fitch. Moody's uses a nine-symbol system with Aaa being the highest rating and C the lowest. S&P and Fitch use a 10-symbol system that ranges from AAA to D. Bonds within the top four categories of Moody's (Aaa, Aa, A, and Baa) and of S&P and Fitch (AAA, AA, A, and BBB) are considered to be of investment-grade quality. Bonds in the lowest investment grade category (BBB) may have speculative characteristics.

Bonds rated A by S&P and Fitch have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher- rated categories. The rating of AA is accorded to issues where the capacity to pay principal and interest is very strong and they differ from AAA issues only in small degree. The AAA rating indicates an extremely strong capacity to pay principal and interest.

Bonds rated A by Moody's are judged by Moody's to possess many favorable investment attributes and are considered as upper medium grade obligations. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater degree or there may be other elements present which make the long-term risks appear somewhat larger. Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

Note Ratings

In addition to Wright quality ratings, municipal notes and other short-term loans may be assigned ratings by Moody's, S&P or Fitch. Moody's ratings for municipal notes and other short- term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad- based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

Fitch's top ratings for municipal short-term notes are F1 and F2. Notes designated as F1 have the highest short-term credit quality and this rating indicates the strongest intrinsic capacity for timely payment of financial commitments. An F2 designation indicates a good intrinsic capacity for timely payment of financial commitments.

Appendix B - Proxy Voting Policy

Introduction and Definitions

Wright's authority to vote the proxies of certain of our clients is established by our advisory contracts or comparable documents, and may sometimes be inferred from governmental regulations. Wright believes its Proxy Voting Policies and Procedures comply with the requirements of the Securities and Exchange Commission ("SEC") governing advisers, and reflect the fiduciary standards and responsibilities for ERISA accounts set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

"Board" shall mean the Board of Directors of Wright Investors' Service, Inc.
"Wright" shall mean Wright Investors' Service, Inc.

1.	Statements of Policies and Procedures
	A.	Policy Statement
The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us, at all times, to act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Wright's equity selection for portfolios is determined by a series of quality screens, which measure both current and long term financial strength, profitability, stability and growth of a company. This reflects a basic investment criterion that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principle and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in Part 3 of these Proxy Voting Policies and Procedures.
	B.	Administration and Conflicts of Interest
Wright's Compliance Officer ("CO") reviews the Proxy Issues in this Policy and reviews any proposal that may differ significantly. The CO may delegate the voting of each proxy to an Administrative Officer of Wright but will maintain the reporting responsibility to the regulatory authorities and the oversight of the voting of the proposals. The CO will assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the CO determines that a potential conflict may exist, the CO shall promptly report the matter to the Chief Executive Officer of Wright ("CEO"). The CEO shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the CEO may resolve a potential conflict in any of the following manners:
If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

We may engage an independent third-party to determine how the proxy should be voted; or
We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.
We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.
C.	Limitations on Our Responsibilities
	1.	Responsibility
We are responsible for voting proxies related to securities held by certain mutual funds and certain other clients for which we serve as the investment adviser.
	2.	Limited Value
We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.
	3.	Unjustifiable Costs
We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.
	4.	Special Client Considerations
Mutual funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions and guidelines communicated to us in writing.
ERISA accounts. With respect to ERISA clients for whom we have accepted responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.
	5.	Client Direction
Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these proxy voting policies and procedures. Subject to ERISA restrictions, we will follow such written direction for proxies received after our receipt of such written direction.
	6.	Blocking
In countries where "share blocking" is practiced or shares are required to be re-registered, we do not vote since voting would restrict our ability to manage the portfolio. Share blocking occurs when shareholders are not able to trade within a given period of time on or around the shareholder meeting date.

	D.	Disclosure
A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their Client Service Officer or the Compliance Officer to make such a request.
	E.	Review and Changes
We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client (as is the case with our mutual fund clients), these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their Client Service Officer.
	F.	Delegation
We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures. At present, Wright votes all proxies. We utilize third parties for record keeping only.
	G.	Maintenance of Records
Specific records are required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act. In addition, we will make and maintain such special reports as our mutual fund clients require in writing.
3.	Proxy Issues
The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Section 1.A. of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Wright normally votes "routine business matters" in favor of management. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote.
Wright does not intend these policy guidelines to be exhaustive since there are many different individual issues that appear on ballots. The following proposals represent some of the most frequently encountered by Wright over the last few years.
Auditor Independence Proposals requiring that the independent auditor provide only audit services and no other services will be reviewed on a case-by-case basis.
Classified/Staggered Term Boards Wright believes that boards should not be classified. Staggered boards reduce shareholders' ability to influence corporate policy. Shareholders need to understand, however, that a declassified board (all members are elected annually) may make a hostile takeover easier.
Confidential Voting by Shareholders Wright is in favor of confidential voting, which provides some protection to shareholders from lobbying efforts by management and other interest groups.

Environmental Issues - Adoption of "Ceres" or "Valdez Principles" Wright believes that companies have an obligation to operate in a manner that safeguards the environment as well as the health and safety of their employees and the public. However, in the best interests of the shareholders' investment, Wright believes that, excepting emergency situations, environmental demands should be made in a cost-effective manner.
Equal Access We agree that shareholders should have equal access to management's proxy material in order to evaluate proxy proposals and director nominees.
Equal Opportunity/Affirmative Action Reports Wright supports policies that promote the hiring and advancement of people without regard to race, color, sex, sexual orientation, age, religion, national origin or disability. U.S. corporations are required to comply with a variety of federal and state fair employment and civil rights laws. They also prepare and file reports required by government agencies that monitor their performance in this area. Corporations with operations overseas also have to meet employment requirements and file reports to foreign governments. We believe that shareholder requests for special reports on this issue would merely add an extra corporate burden in terms of cost and time without significantly changing existing employment policies.
Executive Compensation Wright agrees with the concept of tying key executive compensation to the performance of the company relative to its peer group. In fact, many corporate executive compensation programs already tie compensation to long and short term performance criteria.
Wright normally votes against proposals advocating strict salary caps, however, because they are simplistic and arbitrary in their approach to the complex issues involved in executive compensation. Putting an arbitrary cap on executive pay for an individual company could severely limit that company's ability to attract, retain and motivate talented individuals relative to their peers at competing companies that are not limited by salary caps.
Golden Parachutes Wright believes that severance packages should be tied to the company's performance while the executive was in office. We also support the proposals that require shareholder approval for future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executive's base salary plus bonus.
Greenmail Since the payment of greenmail generally favors one group of shareholders over another, Wright is opposed to greenmail proposals.
Independent Directors Wright supports proposals for a majority of independent directors. Wright also supports proposals that Nominating, Compensation and Audit committees be made up of a majority of independent directors. Wright believes that Outside Director compensation should include direct stock ownership.
International Labor Standards and Human Rights Wright supports proposals calling for companies to adopt codes or policies based on the principles of the International Labor Organization's Fundamental Convention, This includes freedom of association, the abolition of forced labor and the elimination of child labor. This support includes proposals for adoption of the MacBride principles applying to Northern Ireland.
Poison Pills and Other Anti-Takeover Measures Such proposals must be evaluated on a case-by-case basis. Shareholders' interests are not best served, in Wright's opinion, by provisions so restrictive as to discourage legitimate take-over offers that result in management retrenchment. On the other hand, provisions that provide for the fair treatment of all shareholders and seek to maximize shareholder value by encouraging would-be acquirers to negotiate with the board may be in the best interest of the shareholders. Wright believes that such plans should be approved by shareholder vote and subsequent periodic vote.
Shareholder Right to Call Special Meetings Wright is in favor of shareholders having rights, within reason, to call special meetings for matters of importance.

Stock Options Wright supports proposals that future stock options to senior executives be performance-based. Most proposals link the exercise price to an index or an industry peer group, so that the options have value only to the extent that the company's stock price performance exceeds the index or peer group performance.
Super Majority Voting Requirements Wright supports proposals to lower the requirement of a super majority vote.

PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	(1)	Amended and Restated Declaration of Trust dated April 28, 1997 filed as Exhibit No. (1) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference (accession number 0000715165-97-000020).

(a) Amendment to Amended and Restated Declaration of Trust dated April 28, 1997 filed as Exhibit (a)(1)(a) to Post Effective Amendment No. 53 filed April 22, 2016 and incorporated herein by reference (accession number 0001435109-16-001558)..

	(2)	Amended Establishment and Designation of Series dated January 24, 2002 filed as Exhibit (a)(2) to Post Effective Amendment No. 30 filed April 29, 2002 and incorporated herein by reference (accession number 0000715165-02-000018).

	(3)	Amended Establishment and Designation of Series dated June 12, 2003 filed as Exhibit (a)(3) to Post-Effective Amendment No. 32 on April 29, 2004 and incorporated herein by reference (accession number 0000715165-04-000006).

(b)	Amended and Restated By-Laws dated March 18, 1997 filed as Exhibit No. (2) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference (accession number 0000715165-97-000020).

(c)	Not Applicable.

(d)

(1)Investment Advisory Contract dated December 19, 2012 between the Registrant, The Wright Managed Equity Trust and Wright Investors' Service, Inc. on behalf of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund filed as Exhibit (d) to Post-Effective Amendment No. 46 on February 28, 2013 and incorporated herein by reference (accession number 0001435109-13-000055).

(a)Amended Schedule B to the Investment Advisory Contract between Registrant and The Wright Managed Equity Trust filed as Exhibit (d)(1)(a). to Post-Effective Amendment No. 51 on April 29, 2015 and incorporated herein by reference (accession number 0001435109-15-000341).

(e)	Distribution Contract between the Fund and MFBT Corporation dated November 1, 1984 filed as Exhibit No. (6) to Post-Effective Amendment No. 20 filed April 29, 1996 and incorporated herein by reference (accession number 0000703499-96-000008).

(f)	Not Applicable.

(g)

(1)Custodian Agreement dated July 16, 2012 between the Registrant, The Wright Managed Equity Trust and Union Bank, N.A. filed as Exhibit (g) to Post-Effective Amendment No. 46 on February 28, 2013 and incorporated herein by reference (accession number 0001435109-13-000055).

(a)Amended Appendix A to the Custodian Agreement between Registrant and The Wright Managed Equity Trust filed as Exhibit (g)(1)(a). to Post-Effective Amendment No. 51 on April 29, 2015 and incorporated herein by reference (accession number 0001435109-15-000341).

(h)	(1)	Transfer Agency and Services Agreement dated June 14, 2002 between the Registrant and Forum Shareholder Services, LLC, filed as Exhibit (h)(1) to Post Effective Amendment No. 30 filed April 29, 2002 and incorporated herein by reference (accession number 0000715165-02-000018).

	(2)	Consent Agreement dated April 14, 2008 between Citigroup Fund Services, LLC (formerly known as Forum Shareholders Services, LLC) and the Registrant filed as Exhibit (h)(2) to Post Effective Amendment No. 39 filed April 28, 2009 and incorporated herein by reference (accession number 0000715165-09-000008).

	(3)	Expense Limitation Agreement by and among Wright Investors' Service, Inc., Wright Investors' Service Distributors, Inc. and the Registrant dated April 30, 2017 is filed herewith.

	(4)	Service Plan dated May 1, 1997 filed as Exhibit (9)(c) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference (accession number 0000715165-97-000020).

	(5)	Administration Agreement dated December 1, 2009 between the Registrant and Wright Investors' Service, Inc. filed as Exhibit (h)(5) to Post-Effective Amendment No. 40 filed February 26, 2010 and incorporated herein by reference (accession number 0000315774-10-000045).

	(6)	Subadministration Agreement dated October 22, 2009 between Wright Investors' Service, Inc. and Atlantic Fund Administration, LLC filed as Exhibit (h)(6) to Post-Effective Amendment No. 40 filed February 26, 2010 and incorporated herein by reference (accession number 0000315774-10-000045).

	(7)	Fund Accounting Services Agreement dated January 4, 2010 between the Registrant and Atlantic Fund Administration, LLC filed as Exhibit (h)(7) to Post-Effective Amendment No. 40 filed February 26, 2010 and incorporated herein by reference (accession number 0000315774-10-000045).

	(8)	Compliance Officers and Services Agreement dated November 9, 2011 between the Registrant, The Wright Managed Equity Trust and Atlantic Fund Administration, LLC filed April 26, 2012 and incorporated herein by reference (accession number 0001435109-12-000067).

(i)	(1)	Opinion of Counsel dated April 7, 1998 filed as Exhibit 10 to Post-Effective Amendment No. 23 and incorporated herein by reference (accession number 0000715165-98-000016).

	(2)	Consent of Counsel is filed herewith as Exhibit (i)(2).

(j)		Consent of BBD LLP is filed herewith as Exhibit (j).

(k)	Not applicable.

(l)	Not applicable.

(m)	Standard Shares Distribution Plan of the Registrant pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated May 1, 1997 filed as Exhibit (m) to Post-Effective Amendment No. 46 on February 28, 2013 and incorporated herein by reference (accession number 0001435109-13-000055).
(m)	(1)	Standard Shares Distribution Plan of the Registrant pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated May 1, 1997 filed as Exhibit (m) to Post-Effective Amendment No. 46 on February 28, 2013 and incorporated herein by reference (accession number 0001435109-13-000055).
(a) Amended Schedule I to the Standard Shares Distribution Plan of the Registrant is filed herewith as Exhibit (m)(1)(a).

(n)	Rule 18f-3 Plan dated May 1, 1997 for Standard and Institutional Shares filed as Exhibit No. 18 to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference (accession number 0000715165-97-000020).

(o)	Not applicable.

(p)	(1)	Wright Investors' Service, Inc. Code of Ethics is filed herewith.

	(2)	Code of Ethics of Wright Investors' Service Distributors, Inc. filed as Exhibit (p)(2) to Post-Effective Amendment No. 35 on April 27, 2006 and incorporated herein by reference (accession number 0000715165-06-000013).

	(3)	Code of Ethics of The Wright Managed Income Trust and The Wright Managed Equity Trust filed April 26, 2012 and incorporated herein by reference (accession number 0001435109-12-000067).

(q)	Powers of Attorney dated December 16, 2016 is filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable

ITEM 30.	INDEMNIFICATION

The Registrant's Amended and Restated By-Laws filed as Exhibit (2) to Post-Effective Amendment No. 22 (accession number 0000715165-97-000020) contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the information set forth under the captions "Management and Organization" and "Investment Advisory and Administrative Services" in the Statement of Additional Information, which information is incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITER

(a) Wright Investors' Service Distributors, Inc. (a wholly-owned subsidiary of The Winthrop Corporation) acts as principal underwriter for each of the investment companies named below.

The Wright Managed Equity Trust

The Wright Managed Income Trust

(b)

Name	Position with Underwriter	Position with Registrant
Mark F. Moyher*	Chief Operating Officer and Principal	None
Peter M. Donovan*	Director	President and Trustee

* Address is 177 West Putnam Avenue, Greenwich, CT 06830-5203.

(c) Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the registrant's custodian, Union Bank of California, N.A. ("Union Bank"), 350 California Street, San Francisco, CA 94101, and its fund accountant and transfer agent, Atlantic Fund Administration, LLC, P.O. Box 588, Portland, ME 04112, with the exception of certain corporate documents and portfolio trading documents which are either in the possession and custody of the Registrant's administrator, Wright Investors' Service, Inc., 177 West Putnam Avenue, Greenwich, CT 06830-5203, the Registrant's sub-administrator, Atlantic Fund Administration, LLC, or of the investment adviser, Wright Investors' Service, Inc. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Registrant's administrator, Registrant's administrator, Wright Investors' Service, Inc., the Registrant's sub-administrator, Atlantic Fund Administration, LLC, or of the investment adviser, Wright Investors' Service, Inc.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, and the State of Connecticut on the 27th day of April, 2017.

THE WRIGHT MANAGED EQUITY TRUST

Peter M. Donovan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated and on the 27th day of April, 2017.

SIGNATURE	TITLE

/s/ Peter M. Donovan	President, Principal Executive Officer
Peter M. Donovan	and Trustee

Michael J. McKeen*	Treasurer, Principal Financial
Michael J. McKeen	and Accounting Officer

James J. Clarke*	Trustee
James J. Clarke

Richard E. Taber*	Trustee
Richard E. Taber

* By:	/s/ Peter M. Donovan
Peter M. Donovan Attorney-in-Fact Pursuant to power of attorney as filed previously.

EXHIBIT LIST

EXHIBIT

(h)(3)	Expense Limitation Agreement by and among Wright Investors' Service, Inc., Wright Investors' Service Distributors, Inc. and the Registrant dated April 30, 2017 is filed herewith.

(i)(2)	Consent of Counsel is filed herewith.

(j)	Consent of BBD LLP is filed herewith.

(p)(1)	Wright Investors' Service, Inc. Code of Ethics is filed herewith.

(q)	Powers of Attorney dated December 16, 2016 is filed herewith.